As filed with the Securities and Exchange
                  Commission on March 24, 2000

                                                File No. 33-85850

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.
                 Post-Effective Amendment No. 6
                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF 1940

                         Amendment No. 7

                   ALLIANCE MONEY MARKET FUND
       (Exact Name of Registrant as Specified in Charter)

    1345 Avenue of the Americas, New York, New York     10105
      (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (Check appropriate line)

  X  immediately upon filing pursuant to paragraph (b)
_____on (date) pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(1)
_____on (date) pursuant to paragraph (a)(1)

_____75 days after filing pursuant to paragraph (a)(2)
_____on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
_______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                ALLIANCE MONEY MARKET FUND

                      PRIME PORTFOLIO
                   GOVERNMENT PORTFOLIO
                GENERAL MUNICIPAL PORTFOLIO



                        PROSPECTUS
                      MARCH 27, 2000



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus describes three Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

    The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

    Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income
(exempt from income taxes to the extent described below in the case of the General Municipal Portfolio).

    Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities.

    Principal Risks: The principal risks of investing in the Portfolios are:

    - Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolios' investments in debt securities.

    - Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

    Another important thing for you to note:

    An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance

Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

    For each Portfolio, the performance shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

    - the Portfolio's average annual total returns for one year and the life of the Portfolio; and

    - changes in the Portfolio's performance from year to year over the life of the Portfolio.

    A Portfolio's past performance does not necessarily indicate how it will perform in the future.

    You may obtain the most current seven-day yield information for any Portfolio by calling 1-800-221-9513 or your broker.

Prime Portfolio

                        PERFORMANCE TABLE


                                                 Since
                                 1 Year          Inception*
-----------------------------------------------------------------
                                 4.37%           4.61%
----------------------------------------------------------------
-

                            BAR CHART

         n/a       4.59%         4.78%      4.71%     4.37%
-----------------------------------------------------------------
         95        96            97         98        99
                                               Calendar Year End

    During the period shown in the bar chart, the highest return for a quarter was 1.18% (quarter ending December 31, 1999) and the lowest return for a quarter was 1.00% (quarter ending
June 30, 1999).

Government Portfolio

                        PERFORMANCE TABLE

                                                  Since
                                 1 Year          Inception*
-----------------------------------------------------------------
                                 4.28%           4.52%
-----------------------------------------------------------------

                            BAR CHART

         n/a       4.53%         4.67%      4.62%     4.28%
-----------------------------------------------------------------
         95        96            97         98        99
                                               Calendar Year End


    During the period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ending March 31, 1998) and the lowest return for a quarter was .99% (quarter ending June 30, 1999).

General Municipal Portfolio

                        PERFORMANCE TABLE


                                                  Since
                                 1 Year          Inception*
----------------------------------------------------------------
                                 2.46%           2.73%
----------------------------------------------------------------


*    Inception Date: 12/29/95.
**   Inception Date: 12/13/95.

                            BAR CHART

         n/a       2.78%         2.93%      2.73%     2.46%
-----------------------------------------------------------------
         95        96            97         98        99
                                               Calendar Year End

    During the period shown in the bar chart, the highest return for a quarter was .77% (quarter ending June 30, 1997) and the lowest return for a quarter was .52% (quarter ending March 31, 1999).

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) And Examples

                                     ANNUAL PORTFOLIO OPERATING EXPENSES
                                  Prime      Government    General Municipal
                                  -----      ----------    -----------------
Management Fees                   .50%         .50%              .50%
12b-1 Fees                        .45%         .45%              .45%
Other Expenses                    .16%         .39%              .42%
Total Portfolio
  Operating Expenses             1.11%        1.34%             1.37%
Waiver and/or Expense
  Reimbursement*                 (.11)%       (.34)%            (.37)%
Net Expenses                     1.00%        1.00%             1.00%


* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement during each Portfolio's current fiscal year of a portion of the Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed 1.00%.


EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                     ANNUAL PORTFOLIO OPERATING EXPENSES
                                  Prime      Government    General Municipal
                                  -----      ----------    -----------------
1 Year                            $  102      $  102            $  102
3 Years                           $  342      $  391            $  397
5 Years                           $  601      $  702            $  715
10 Years                          $1,342      $1,583            $1,614

** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES,
AND RISKS


    This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

    Please note:

    - Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

    - There can be no assurance that any Portfolio will achieve its investment objectives.


Investment Objectives and Strategies

    As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under that Rule, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

    The Prime Portfolio's investments may include:

    -    marketable obligations issued or guaranteed by the U.S.
         Government, its agencies or instrumentalities;

    - certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

    - high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

    -    adjustable rate obligations;

    - restricted securities (i.e., securities subject to legal or contractual restrictions on resale);

    -    asset-backed securities; and

    -    repurchase agreements that are fully collateralized.

    The Portfolio may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

    The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

Government Portfolio

    The Government Portfolio's investments may include:

    -    marketable obligations issued or guaranteed by the U.S.
         Government, its agencies or instrumentalities;

    -    adjustable rate obligations;

    -    repurchase agreements that are fully collateralized; and

    - restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

    The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

General Municipal Portfolio

    The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The Portfolio's income may be subject to state or local income taxes.

    The Portfolio may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

    Municipal Securities. The General Municipal Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

    The General Municipal Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

    The General Municipal Portfolio may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

    The General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

    The quality and liquidity of the General Municipal Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of the Portfolio's net assets. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Portfolio's Custodian will maintain liquid assets having value equal to, or greater than, these commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for these securities takes place at a later time. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue.

    Taxable Investments. The General Municipal Portfolio may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

    The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

    Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings must be rated in the highest credit category (E.G., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

    The Portfolios may invest up to 10% of their net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

    The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

    The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

    The General Municipal Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

MANAGEMENT OF THE PORTFOLIOS

    The Portfolios' Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 119 separate investment portfolios, currently have approximately 5 million shareholder accounts.

    Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended November 30, 1999, as a percentage of average daily net assets:

                                       Fee as a percentage of
Portfolio                              average daily net assets*
-----------------------------------------------------------------
Prime Portfolio                                    .39%
Government Portfolio                               .16%
General Municipal Portfolio                        .13%

* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the prospectus for more information about fee waivers.

    Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Portfolios, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

Administrator

    ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The



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


Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

PURCHASE AND SALE OF SHARES

How The Portfolios Value Their Shares

    Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the New York Stock Exchange (NYSE) is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

    -    Initial Investment

    You may purchase a Portfolio's shares through your broker by instructing your broker to use one or more of Alliance Money Market Fund's Portfolios--Prime, Government, or the General Municipal Portfolio in connection with your brokerage account. There is no minimum for initial investment or subsequent investments.

    -    Subsequent Investments

    By Check:


    Mail or deliver your check or negotiable draft, payable to your broker, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number on the check or draft.

    By Sweep:

    Your brokerage firm may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your broker to determine if a sweep is available and what the sweep parameters are.

How To Sell Shares

    You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open through your financial intermediary. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption proceeds may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required to sell your shares, you should contact your broker.

    -    By Contacting Your Broker

    Instruct your broker to order a withdrawal from your Portfolio account.

    -    By Sweep

    If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

    -    By Checkwriting

    With this service, you may write checks made payable to any payee. First, you must fill out the signature card which you can obtain from your broker. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

    The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each of the Portfolios' net income is paid daily to shareholders and automatically invested in additional shares in your account. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

Prime Portfolio and Government Portfolio
    For Federal income tax purposes, the Prime and Government Portfolios' dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

General Municipal Portfolio
    Distributions of tax-exempt interest income from this Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income and short-term capital gains, are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares.

    Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

    Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year.

    The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

DISTRIBUTION ARRANGEMENTS

    The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees for the distribution and sale of their shares. The Portfolios pay these fees in the amount of 0.45% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal year ended November 30, 1999 and by other independent accountants for the periods prior to November 30, 1999. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the SAI, which is available upon request.

                                  PRIME PORTFOLIO
-----------------------------------------------------------------------------
                                                            December 29,1995(a)
                             Year Ended November 30,              to
                      1999       1998            1997      November 30, 1996
                      ----       ----            ----      -----------------
Net asset value,
  beginning of
  period              $1.00      $1.00           $1.00            $1.00

Income from
Investment
Operations
Net investment
  income (b)          .042       .047            .046              .041

Less: Distributions
Dividends from net
investment income     (.042)     (.047)          (.046)          (.041)
Net asset value,
  end of period       $1.00      $1.00           $1.00            $1.00
                      =====      =====           =====            =====

Total Return
Total investment
  return based
  on net asset
  value (c)           4.31%      4.77%           4.75%            4.23%

Ratios/Supplemental
Data
Net assets, end
  of period
  (in millions)       $1,091     $682            $3,298          $2,772
Ratio to average
  assets of:
   Expenses,
     net of
     waivers
     and
     reim-
     bursements       1.00%      1.00%           1.00%          1.00%(d)
  Expenses, before
     waivers and
     reim-
     bursements       1.11%      1.06%           1.06%          1.23%(d)
  Net investment
     income (b)       4.24%      4.69%           4.65%          4.50%(d)
-----------------------------------------------------------------------------
     (a)   Commencement of operations.
     (b)   Net of expenses reimbursed or waived by the Adviser.
     (c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.
     (d)   Annualized.

                        GOVERNMENT PORTFOLIO
-----------------------------------------------------------------------------
                                                           December 29, 1995(a)
                             Year Ended November 30,              to
                      1999       1998            1997      November 30, 1996
                      ----       ----            ----      -----------------
Net asset value,
  beginning of
  period              $1.00      $1.00           $1.00            $1.00

Income from
Investment
Operations
Net investment
  income (b)          .041       .046            .045              .041

Less: Distributions
Dividends from net
Investment income     (.041)     (.046)          (.045)          (.041)
Net asset value,
  end of period       $1.00      $1.00           $1.00            $1.00
                      =====      =====           =====            =====

Total Return
Total investment
  return based
  on net asset
  value (c)           4.23%      4.67%           4.64%            4.18%

Ratios/Supplemental
Data
Net assets, end
  of period
  (in millions)       $76        $42             $124              $100
Ratio to average
  assets of:
   Expenses,
     net of
     waivers
     and
     reim-
     bursements       1.00%      1.00%           1.00%          1.00%(d)
  Expenses, before
     waivers and
     reim-
     bursements       1.34%      1.14%           1.25%          1.42%(d)
  Net investment
     income (b)       4.17%      4.60%           4.54%          4.45%(d)

-----------------------------------------------------------------------------
     (a)   Commencement of operations.
     (b)   Net of expenses reimbursed or waived by the Adviser.
     (c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.
     (d)   Annualized.

                                 GENERAL MUNICIPAL PORTFOLIO
-----------------------------------------------------------------------------
                                                      December 29, 1995(a)
                             Year Ended November 30,              to
                   1999          1998            1997      November 30, 1996
                   ----          ----            ----      -----------------
Net asset value,
  beginning of
  period              $1.00      $1.00           $1.00            $1.00

Income from
Investment
Operations
Net investment
  income (b)          .024       .027            .029              .027

Less: Distributions
Dividends from net
investment income     (.024)     (.027)          (.029)          (.027)
Net asset value,
  end of period       $1.00      $1.00           $1.00            $1.00
                      =====      =====           =====            =====

Total Return
Total investment
  return based
  on net asset
  value (c)           2.42%      2.76%           2.92%            2.71%

Ratios/Supplemental
Data
Net assets, end
  of period
  (in millions)       $64        $44             $137              $123
Ratio to average
  assets of:
   Expenses,
     net of
     waivers
     and
     reim-
     bursements       1.00%      1.00%           1.00%          1.00%(d)
  Expenses, before
     waivers and
     reim-
     bursements       1.37%      1.17%           1.21%          1.39%(d)
  Net investment
     income (b)       2.40%      2.74%           2.87%          2.76%(d)

-----------------------------------------------------------------------------
     (a)   Commencement of operations.
     (b)   Net of expenses reimbursed or waived by the Adviser.
     (c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.
     (d)   Annualized.

For more information about the Portfolios, the following documents are available upon request:

-   Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

-   Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:      c/o Alliance Fund Services, Inc.
              P.O. Box 1520, Secaucus, NJ 07096

By Phone:     For Information:    (800) 824-1916
              For Literature:     (800) 824-1916

Or you may view or obtain these documents from the SEC:

   In Person:           at the Securities and Exchange
                        Commission's Public Reference Room in
                        Washington, D.C.

By Phone:               1-800-SEC-0330 (for information on the
                        operation of the public reference room
                        only)

By Mail:                Public Reference Section
                        Securities and Exchange Commission
                        Washington, DC 20549-6009
[5~                     (duplicating fee required)

By Electronic Mail:     publicinfo@sec.gov (duplicating fee
                        required)

On The Internet:        www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC FILE No:            811-8838

TABLE OF CONTENTS

RISK/RETURN SUMMARY..........................................2
PERFORMANCE AND BAR CHART INFORMATION........................2
FEES AND EXPENSES OF THE PORTFOLIOS..........................4
OTHER INFORMATION ABOUT THE PORTFOLIOS'......................4
  OBJECTIVES, STRATEGIES, AND RISKS..........................5
    Investment Objectives and Strategies.....................5
       Prime Portfolio.......................................5
       Government Portfolio..................................5
       General Municipal Portfolio...........................6
       Risk Considerations...................................7
MANAGEMENT OF THE PORTFOLIOS.................................7
PURCHASE AND SALE OF SHARES..................................8
    How The Portfolios Value Their Shares....................8
    How To Buy Shares........................................8
    How To Sell Shares.......................................8
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................9
DISTRIBUTION ARRANGEMENTS....................................9
FINANCIAL HIGHLIGHTS.........................................10































00250217.AN7

                   ALLIANCE MONEY MARKET FUND

                 New Jersey Municipal Portfolio
                  New York Municipal Portfolio
                 California Municipal Portfolio
                 Connecticut Municipal Portfolio

                           PROSPECTUS
                         MARCH 27, 2000


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus describes four Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

    The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

    Objectives: The investment objectives of each Portfolio are in the following order of priority - safety of principal, excellent liquidity, and to the extent consistent with the first two objectives, maximum current income exempt from Federal income tax and state personal income tax, including for the New York Municipal Portfolio, New York City personal income tax.

    Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The Portfolios are non-diversified and are offered only to residents of the named states.

    Principal Risks: The principal risks of investing in the Portfolios are:

         Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolios' investments in debt securities.

         Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may by reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

         Another important thing for you to note:

         An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) And Examples

                      ANNUAL PORTFOLIO OPERATING EXPENSES
              New Jersey*  New York*   California*  Connecticut*

Management Fees
12b-1 Fees
Other Expenses
Total Portfolio
  Operating Expenses
_______________
*   The Portfolios have not commenced operations.

EXAMPLES

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Your actual costs may be higher or lower.

              New Jersey*  New York*   California*  Connecticut*

1 Year
3 Years
5 Years
10 Years
__________________
*   The Portfolios have not commenced operations.

OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES,
AND RISKS

         This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

         Please note:

         - Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional
              Information or SAI.

         - There can be no assurance that any Portfolio will achieve its investment objectives.

Investment Objectives and Strategies

         As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under that Rule, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

         Each Portfolio will invest at least 65% of its total assets in municipal securities of the named state. In addition, the New Jersey Municipal Portfolio will invest not less than 80% of its assets in securities with income that is exempt from New Jersey personal income tax. The Portfolios may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

         Municipal Securities. The Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

         Each Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

         Each Portfolio may invest in restricted securities
(i.e., securities subject to legal or contractual restrictions on resale).

         Each Portfolio's municipal securities at the time of purchase will be rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

         The quality and liquidity of the Portfolios' investments in municipal securities will be supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio will continuously monitor the credit quality of third parties; however, changes in the credit quality of these financial institution could cause a Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

         Each Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of a Portfolio's net assets. Each Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Portfolios' Custodian will maintain liquid assets having value equal to, or greater than, these commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for these securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue.

         Taxable Investments. The Portfolios may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

         The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios will invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios will invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

         Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios will invest in highly-rated securities to minimize credit risk.

         The Portfolios may invest up to 10% of their net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

         The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

         The Portfolios also are subject to management risk because they will be actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no [5~guarantee that its techniques will produce the intended result.

         The Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolios' investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios' investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

MANAGEMENT OF THE PORTFOLIOS

         The Portfolios' Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 119 separate investment portfolios, currently have approximately 5 million shareholder accounts.

         Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio will pay Alliance as a percentage of average daily net assets:

                                      Fee as a percentage of
Portfolio                            average daily net assets
________________________________________________________________
New Jersey Municipal Portfolio*
New York Municipal Portfolio*
California Municipal Portfolio*
Connecticut Municipal Portfolio*

*   The Portfolios have not commenced operations.

         Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Portfolios, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

Administrator

         ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

PURCHASE AND SALE OF SHARES

How The Portfolios Values Their Shares

         Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

         -    Initial Investment

         You may purchase a Portfolio's shares through your broker by instructing your broker to use one or more of Alliance Money Market Fund's Portfolios - New York Municipal, New Jersey Municipal, California Municipal or Connecticut Municipal Portfolio - in connection with your brokerage account. There is no minimum for initial investment or subsequent investments.

         -    Subsequent Investments

         By Check:

         Mail or deliver your check or negotiable draft, payable to your broker, who will deposit it into the Portfolio(s).
Please designate the appropriate Portfolio and indicate your brokerage account number on the check or draft.

         By Sweep:

         Your brokerage firm may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your broker to determine if a sweep is available and what the sweep parameters are.

How To Sell Shares

         You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, you cannot redeem any portion of it until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required to sell your shares, you should contact your broker.

         -    By Contacting Your Broker

         Instruct your broker to order a withdrawal from your Portfolio account.

         -    By Sweep

         If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

         -    By Checkwriting

         With this service, you may write checks made payable to any payee. First, you must fill out the signature card which you can obtain from your broker. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

         The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each of the Portfolios' net income is paid daily to shareholders and automatically invested in additional shares in your account. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

         Distributions of tax-exempt interest income from the Portfolios are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities or U.S. Government Securities are exempt from New Jersey state personal income taxes. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from and New York state and New York City personal income taxes. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions from each Portfolio to a corporate shareholder generally are not exempt from the corporate taxes imposed by the named states. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares.

         Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

         Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all its distributions for the year.

         The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

DISTRIBUTION ARRANGEMENTS

         The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees of up to .45% as a percent of aggregate average daily net assets for the distribution and sale of their shares. Because these fees will be paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

         For more information about the Portfolios, the following document is available upon request:

Statement of Additional Information (SAI)

         The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.



         You may request a free copy of the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:             c/o Alliance Fund Services, Inc.
                     P.O. Box 1520, Secaucus, NJ 07096

By phone:            For Information: (800) 824-1916
                     For Literature:  (800) 824-1916

Or you may view or obtain this document from the SEC:

In person:           at the Securities and Exchange Commission's
                     Public Reference Room in Washington,
                     D.C.

By phone:            1-800-SEC-0330 (for information on the
                     operation of the public reference room
                     only)

By mail:             Public Reference Section
                     Securities and Exchange Commission
                     Washington, DC 20549-6009
                     (duplicating fee required)

By Electronic Mail:  publicinfo@sec.gov (duplicating fee
                     required)

On the Internet:     www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC FILE No:         811-8838

                        TABLE OF CONTENTS

RISK/RETURN SUMMARY..........................................   2
FEES AND EXPENSES OF THE PORTFOLIOS..........................   3
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES,
STRATEGIES, AND RISKS........................................   4
    Investment Objectives and Strategies.....................   4
    Risk Considerations......................................   5
MANAGEMENT OF THE PORTFOLIOS.................................   7
PURCHASE AND SALE OF SHARES..................................   7
    How The Portfolios Values Their Shares...................   7
    How To Buy Shares........................................   8
    How To Sell Shares.......................................   8
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................   9
DISTRIBUTION ARRANGEMENTS....................................   9

_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          April 1, 2000

_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated April 1, 2000. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE


INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PURCHASE AND REDEMPTION OF SHARES

DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

TAXES

GENERAL INFORMATION

SPECIAL RISK FACTORS IN CONCENTRATION IN A SINGLE STATE

APPENDIX A  DESCRIPTION OF MUNICIPAL SECURITIES               A-1

APPENDIX B  DESCRIPTION OF SECURITIES RATINGS                 B-1

FINANCIAL STATEMENTS                                          F-1

____________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"). (Each of the New Jersey, New York, Connecticut, California and General Municipal Portfolios are hereinafter sometimes referred to as a "Municipal Portfolio", or collectively as or the "Municipal Portfolios"). The Prime, Government and General Municipal Portfolios have commenced operations.

         The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the New Jersey, New York, Connecticut, California and the General Municipal Portfolios). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments described below). While no Portfolio may change this policy or its "other fundamental investment policies" (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of each Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

         Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed

90 days. A more detailed description of Rule 2a-7 is set forth on page 4.

         PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government
Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

MUNICIPAL PORTFOLIOS

         GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio (the "General Portfolio") seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

         NEW JERSEY MUNICIPAL PORTFOLIO. The New Jersey Municipal Portfolio (the "New Jersey Portfolio") seeks maximum current income that is exempt from Federal and State of New Jersey personal income taxes by investing, as a matter of fundamental policy, except when assuming a temporary defensive position, not less than 65% of its total assets in a portfolio of high quality municipal securities issued by the State of New Jersey or its political subdivisions. The New Jersey Portfolio will invest not less than 80% of its net assets in securities the interest on which is exempt from New Jersey personal income taxes [i.e., New Jersey municipal securities and obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities")]. In addition, during periods when the Portfolio's Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

         NEW YORK MUNICIPAL PORTFOLIO. The New York Municipal Portfolio (the "New York Portfolio") seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions. Except when the New York Portfolio assumes a temporary defensive position, not less than 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the New York Portfolio are offered only to New York State residents.

         CONNECTICUT MUNICIPAL PORTFOLIO. The Connecticut Municipal Portfolio (the "Connecticut Portfolio") seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions. Except when the Connecticut Portfolio assumes a temporary defensive position, not less than 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

         CALIFORNIA MUNICIPAL PORTFOLIO. The California Municipal Portfolio (the "California Portfolio") seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions. Except when the California Portfolio assumes a temporary defensive position, not less than 65% of its total assets will, as a matter of fundamental policy, be so invested. Shares of the California Portfolio are available only to California residents.

POLICIES APPLICABLE TO EACH PORTFOLIO

         RULE 2A-7 UNDER THE 1940 ACT. The Fund will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from NRSRO.

         Under Rule 2a-7 the Prime Portfolio, the Municipal Portfolios and the Government Portfolio may not invest more than five percent of their respective assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof either the Prime Portfolio or the Government Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the Municipal Portfolios with respect to their investment in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.

         ILLIQUID SECURITIES. A Portfolio will not maintain more than 10% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days. as to illiquid securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

         RESTRICTED SECURITIES. A Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in

Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         INVESTMENTS ISSUED BY FOREIGN BRANCHES OF BANKS.  No
Portfolio may invest 25% or more of its total assets in instruments issued by foreign branches of foreign banks.

         The Prime Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar-denominated commercial paper issued by foreign companies. To the extent that the Prime Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that a Portfolio's objective will be achieved.

         FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

SPECIAL CONSIDERATIONS OF MUNICIPAL PORTFOLIOS

         NEW JERSEY, NEW YORK, CONNECTICUT AND CALIFORNIA MUNICIPAL PORTFOLIOS. Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the New Jersey, New York, California and Connecticut Municipal Portfolios should consider the greater risks of each Municipal Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey, New York, California and Connecticut issues, respectively, with those of more diversified portfolios, including other states' issues, before making an investment decision. Each of such Municipal Portfolios is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified company. (See below "Special Risk Factors in Concentration in a Single State.")

         To the extent that suitable New Jersey, New York, Connecticut and California municipal securities, as applicable, are not available for investment by the respective Municipal Portfolio, the respective Municipal Portfolio also may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but, with respect to: (i) non-New Jersey municipal securities earned by the New Jersey Portfolio, such dividends will be subject to New Jersey personal income taxes;
(ii) non-New York municipal securities owned by the New York Portfolio, such dividends will be subject to New York state and New York City personal income taxes; (iii) non-Connecticut municipal securities owned by the Connecticut Portfolio, such dividends will be subject to Connecticut personal income taxes; and (iv) non-California municipal securities owned by the California Portfolio, such dividends will be subject to California personal income taxes.

         MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the Municipal Portfolios in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which each Portfolio invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States Government; or

         2. are municipal notes rated MIG-1/VMIG-1 or MIG-2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

         No Municipal Portfolio will invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

         ALTERNATIVE MINIMUM TAX. Each Municipal Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject

Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

         To further enhance the quality and liquidity of the securities in which each Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

         TAXABLE SECURITIES. Although each Municipal Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each such Municipal Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of a Municipal Portfolio's investment, and such Municipal Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Municipal Portfolio may include those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation; or

         3. commercial paper, including funding agreements, of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's. (See Appendix B for a description of these ratings.)

         MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Commission. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

         ASSET-BACKED SECURITIES. Each Portfolio may invest in rated, if required by Rule 2a-7, asset-backed securities that meet its existing diversification, quality and maturity criteria. The Portfolios may invest in unrated asset backed securities whose assets consist of obligations of one or more municipal issuers. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

         ADJUSTABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and the accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. Adjustable rate demand obligations are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Investments may also be made in adjustableamount master demand notes (which may have demand features in excess of 30 days) which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is not established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letter of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The main benefit of an adjustable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees may be considered in determining whether a security meets a Portfolio's investment quality requirements.

         Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolios follow Rule 2a-7 with respect to their investments in adjustable rate instruments supported by letters of credit and participation interests. Such Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

         STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

         WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

         GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

         REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, determined to be credit worthy by the Adviser. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is (i) collateralized fully; (ii) the collateral (as defined in such Rule) consists entirely of cash, U.S. Governmental securities and other first tier securities; and (iii) the repurchase agreement would qualify for an exclusion from any automatic stay of creditors' rights under applicable insolvency law. Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         Each Portfolio:

         1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio and the California Municipal Portfolio), (i) the

General Municipal Portfolio may invest not more than 10% of its total assets in the securities of any one issuer and (ii) each of the New Jersey, New York, Connecticut and California Municipal Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Municipal Portfolio's total assets are invested in the securities of any
one issuer).1   For purposes of such 5% and 10% limitations, the
issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur. Such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         5. May not, in the cases of the Prime Portfolio and the Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of
____________________

1. As a matter of operating policy, pursuant to Rule 2a-7 the Municipal Portfolios will invest no more than 5% of their assets in first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days (subject to the 10% restriction stated herein with respect to the General Municipal Portfolio). Fundamental policy number (2) would give a Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         7. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer2 if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer; or

         8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund;
(e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

         In addition, each Municipal Portfolio may not invest
more than 25% of its total assets in municipal securities
____________________

2. Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction applies only to the General Municipal Portfolio.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

ORGANIZATION

         Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. Each Portfolio's activities are supervised by the Trustees of the Fund. the adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

         Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal law. Shareholders have available certain procedures for the removal of Trustees.

TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Fund and their primary occupations during the past five years are set forth below. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105.

TRUSTEES

         RONALD M. WHITEHILL,3 61, President, is a Senior Vice
President of ACMC4 and President of Alliance Cash Management
Services with which he has been associated since prior to 1995.
____________________

3.  Interested person of the Fund as defined in the 1940 Act.

4.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the
                              (Footnote continued)

         JOHN D. CARIFA,*** 55, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC with which he has been associated since prior to 1995.


         RICHARD S. BORISOFF,*** 54, is a member of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison with which he has been associated with since prior to 1995. He is a Director of Stanley and Elsie Roth Foundation (charitable foundation) and BAR Assurance and Reinsurance Limited (insurance company). His address is 1285 Avenue of the Americas, New York, NY 10019.


         JEFFREY M. COLE, 53, is a member of the law firm of Baer Marks & Upham with which he has been associated since prior to
1995.   and an Adjunct Professor of Law at New York University
School of Law.  His address is 805 Third Avenue, New York, New
York 10022.


         RICHARD J. DALY, 46, is Group Co-President of ADP
Financial Information Services, Inc. and Corporate Vice President of Automatic Data Processing, Inc. with which he has been associated since prior to 1995. His address is 51 Mercedes Way, Edgewood, New York 11717.


         WILLIAM H. FOULK, JR., 67, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. His address is 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut 06830.


         ARTHUR S. KRANSELER, 65, is currently an independent management consultant. He was formerly Corporate Vice-President of Corporate Development for Automatic Data Processing, Inc. (information services data processing) with which he had been associated since prior to 1995. His address is 3407 South Ocean Boulevard, Suite 5-C, Highland Beach, Florida 33487.


____________________

(Footnote continued)
    sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         ROBERT A. LEWIS, 46, is a member of the law firm
McCutchen, Doyle, Brown & Enersen with which he has been associated since prior to 1995. His address is Three Embarcadero
Center, Suite 2800, San Francisco, California 94111.


         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1995. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.


         WILLIAM L. RHOADS III, 71, is a financial consultant. Previously, he was Chairman, Trust and Investment Committee, J.P. Morgan Delaware (banking) and President and Chief Executive Officer of C.F. Kettering, Inc. (holding company). Currently, President and Director of TRP Finance, Inc., Vice Chairman and Director of ADP Atlantic, Inc. and Affiliates and a Director of ADP Insurance Company, Ltd. His address is 1009 Barley Drive, Wilmington, Delaware.


         RICHARD R. STUMM, 41, is Vice President of Automatic
Data Processing/Financial Information Services Division with which he has been associated since prior to 1995. His address is 2 Journal Square Plaza, Jersey City, NJ 07306.

OFFICERS

         JOHN R. BONCZEK, 40, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1995.


         KATHLEEN A. CORBET, 40, Senior Vice President, is an
Executive Vice President of ACMC since prior to 1995.


         PATRICIA ITTNER, 48, Senior Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1995.


         ROBERT I. KURZWEIL, 49, Senior Vice President, has been a Vice President of ACMC with which he has been associated since prior to 1995.

         RAYMOND J. PAPERA, 44, Senior Vice President, is a
Senior Vice President of ACMC with which he has been associated since prior to 1995.


         KENNETH T. CARTY, 39, Vice President, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1995.


         JOHN F. CHIODI, 33, Vice President, is a Vice President of ACMC with which he has been associated since prior to 1995.


         DORIS T. CILIBERTI, 36, Vice President, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1995.



         LINDA D. KELLEY, 39, Vice President, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1995.


         EDMUND P. BERGAN, Jr., 49, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1995.


         MARK D. GERSTEN, 49, Treasurer and Chief Financial
Officer, is a Senior Vice President of AFS with which he has been associated since prior to 1995.


         VINCENT S. NOTO, 35, Controller and Chief Accounting
Officer, is a Vice President of AFS with which he has been associated since prior to 1995.


         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser.
The aggregate compensation to be paid by the Fund to each of the Trustees during its current fiscal year ending November 30, 1999 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Trustees during calendar year 1999 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in The Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                 Compensation   Including the  Including
                                 from the       Fund, as to    the Fund,
                   Aggregate     Alliance Fund  which the      as to which
                   Compensation  Complex,       Trustee is a   the Trustee
Name of Trustee    from the      Including the  Director or    is a Director
of the Fund        Fund          Fund           Trustee        or Trustee
________________   ____________  _____________  _____________  ______________


John D. Carifa          $-0-            $-0-             50         103
Richard S. Borisoff    $3,000          $3,000             1           3
Jeffrey M. Cole        $3,000          $3,000             1           3
Richard J. Daly          $-0-           $-0 -             1           3
William H. Foulk, Jr.  $3,500        $246,413            45          98
Arthur S. Kranseler    $3,500          $3,500             1           3
Robert A. Lewis        $3,000          $3,000             1           3
Clifford L. Michel     $3,500        $183,388            39          83
William L. Rhoads III  $3,500          $3,500             1           3
Richard R. Stumm        $-0-            $-0-              1           3
Ronald M. Whitehill     $-0-            $-0-              1           3

         As of March 13, 2000 the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Portfolios" in the Prospectus).


         The Adviser is a leading international adviser managing client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, currently have approximately 5 million shareholder accounts.


         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Hllding") owns an approximately 41.9% partnership interest in the Adviser.5 Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corportion whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance company, owned
____________________

5. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.


         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities.

         Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the fiscal year ended November 30, 1999, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $3,364,975, $93,521 and $82,784, respectively. For the fiscal year ended November 30, 1998, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $14,714,715, $503,374 and $475,957, respectively. For the year ended November 30, 1997, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $14,448,704, $306,154 and $443,791, respectively. The Adviser may waive a portion of its advisory fees payable from one or more of the Portfolios. The Adviser has undertaken to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for the fiscal year unless the Advisor provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the undertaking. For the year ended November 30, 1999, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $931,743, $200,052 and $207,460, respectively. For the year ended November 30, 1998, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $1,000,900, $137,643 and $186,744,
respectively. For the year ended November 30, 1997, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $923,957, $255,475 and $247,578,
respectively. In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's Trustees.


         The Advisory Agreement became effective on March 16, 1995. Continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on February 16, 2000. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of each Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of each Portfolio; and it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

THE ADMINISTRATOR

         Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

         Under the Administration Agreement, ADP may render similar administrative services to others. The Administration Agreement is terminable without penalty by the Fund on behalf of each Portfolio on 60 days' written notice to ADP (which notice may be waived by ADP) or by ADP on 60 days' written notice to the Fund (which notice may be waived by the Fund). The Administration Agreement also provides that ADP shall not be liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Administration Agreement.

         The Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below). The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. For the fiscal year ended November 30, 1999, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $401,275, $27,473 and $22,025, respectively. For such period, ADP waived its fee in the amount of $28,396, $1,884 and $6,999, respectively, for the Prime, Government and General Municipal Portfolios. For the fiscal year ended November 30, 1998, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $629,699, $25,539 and $26,475, respectively. For such period, ADP waived its fee in the amount of $941,863, $38,562 and $39,794, respectively, for the Prime, Government and General Municipal Portfolios. For the fiscal year ended November 30, 1997, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $693,127, $25,324 and $31,551, respectively. For such period, ADP waived its fee in the amount of $844,140, $30,838 and $37,587, respectively, for the Prime, Government and General Municipal Portfolios. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

         Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of
 .45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and
(ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. For the year ended November 30, 1999, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $3,867,047 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $1,185,928. Of the $5,052,975 paid by the Adviser and the Portfolio under the Agreement, $344,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $4,708,975 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1999, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $264,216 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $77,291. Of the $341,507 paid by the Adviser and the Portfolio under the Agreement, $21,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $320,507 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1999, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $261,220 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $73,373. Of the $334,593 paid by the Adviser and the Portfolio under the Agreement, $40,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $294,593 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on March 16, 1995. Continuance of the Agreement for an additional annual term was approved by the vote, case in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on February 16, 2000.

         The Agreement may be continued annually if approved by a majority vote of the Trustees who neither are interested persons of the Fund or a Portfolio nor have any direct or indirect financial interest in the Agreement or in any related agreement, case in persons at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which a Portfolio may bear pursuant to the shares of the Portfolio. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of a Portfolio or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of a Portfolio, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

TRANSFER AGENT AND DISTRIBUTOR

         Alliance Fund Services, Inc. P.O. Box 1520, Secaucus, NJ
07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.

To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

         A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday and Martin Luther King Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Each Portfolio utilizes the amortized cost method of valuation of its securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. Pursuant to such Rule, each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days, and invests only in securities of high quality. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to any Portfolio exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the affected Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares of that Portfolio; or (3) establishing a net asset value per share of that Portfolio by using available market quotations or equivalents.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by each Municipal Portfolio of the Fund. See, however, "Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Fund's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for

Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of a Municipal Portfolio.

         Substantially all of the dividends paid by each Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

STATE INCOME TAX CONSIDERATIONS

         PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

         GENERAL PORTFOLIO.  Shareholders of the General
Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

         NEW YORK PORTFOLIO. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or is political subdivisions. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

         CALIFORNIA PORTFOLIO. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

         CONNECTICUT PORTFOLIO. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions.

         NEW JERSEY PORTFOLIO. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions or U.S. Government Securities as defined in the Prospectus.
Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.
[5~
_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the

Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Donaldson, Lufkin & Jenrette, Inc., or any subsidiary or affiliate of the parent. The Portfolios paid no brokerage commissions for fiscal years 1999, 1998, and 1997.

         CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

         As of March 13, 2000, there were 1,378,844,841 shares of beneficial interest of the Fund outstanding. Of this amount 1,213,086,054 were for the Prime Portfolio; 83,705,606 were for the Government Portfolio and 82,053,181 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of March 13, 2000.

                                                        % of
Name and Address                   No. of Shares     Portfolio

Prime Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267              1,213,003,188      99.99%

Government Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267              82,737,425         98.84%

General Municipal Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267              73,907,926         90.07%

Wayne Hummer-Omnibus
300 S. Wacker Dr. suite 1500
Chicago, IL  60606-6607            8,082,527          9.85%

         SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.



         LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         ACCOUNTANTS. An opinion relating to each Portfolio's financial statements is given herein by PricewaterhouseCoopers
LLP, New York, New York, independent accountants for the
Fund.

         YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         The Prime Portfolio's yield for the seven-day period ended November 30, 1999 was 4.70% which is the equivalent of a 4.82% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.59%, equivalent to an effective yield of 4.71%. The Government Portfolio's yield for the seven-day period ended November 30, 1999 was 4.58% which is the equivalent of a 4.69% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.24%, equivalent to an effective yield of 4.35%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 1999 was 2.95% which is the equivalent of a 2.99% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 2.58%, equivalent to an effective yield of 2.62%.



         Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from the General Municipal Portfolio than from comparable investments whose income is taxable. For example, for an investor subject to the top 1999 Federal personal income tax rate, the 2.95% tax-exempt yield of the General Municipal Portfolio for the seven-day period ended November 30, 1999 was equivalent to a taxable yield of 4.88% and the effective yield of 2.99% for such period was equivalent to a taxable yield of 4.95%.


         In this example it is assumed that an investor can fully deduct the state and local income taxes for Federal income tax purposes and that the investor is not subject to federal or state alternative minimum taxes. Taxable equivalent yield is computed by dividing that portion of the yield of the Portfolio that is tax exempt (assumed for purposes of the example to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6% in the case of the General Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the General Municipal Portfolio that is not tax-exempt.

         From time to time the General Municipal Portfolio may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of the General Municipal Portfolio's past or future performance.

         PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

         REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.
_______________________________________________________________

     SPECIAL RISK FACTORS IN CONCENTRATION IN A SINGLE STATE
_______________________________________________________________

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New Jersey, New York, Connecticut or California Municipal Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of New Jersey, New York, Connecticut, and California and are based on information from official statements made available during 1996 in connection with the issuance of certain securities and does not purport to be complete. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which each Portfolio is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW JERSEY PORTFOLIO

         ECONOMIC CLIMATE. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 persons per square mile, it is the most densely populated of all the states. New Jersey's .59% rate of annual population growth between 1990 and 1993, while comparing favorably with other Middle Atlantic States, was less than the national ratio of increase.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

         Total personal income in New Jersey stood at $187.2 billion for 1990 and increased to $210.6 billion for 1993. Personal income increased 3.2% between 1992 and 1993 but was below the national rate at 4.4%. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s. In 1993, the State ranked second among all states in per capita personal income ($26,732).

         After experiencing a boom during the mid-1980s, New Jersey as well as the rest of the Northeast United States slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). Initially, this slowdown was an expected response to the State's tight labor market and the fewer number of persons entering the labor force. By the beginning of the national recession, there had already been a decline in construction activity and the growth in the service sectors and the long-term downtrend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally.



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


The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

         Reflecting the downturn, the rate of unemployment in New Jersey rose from 3.6% during the first quarter of 1989 to an estimated 6.6% in 1991. In 1992, the State's unemployment rate moved ahead of the nation's for the first time in a decade to an annual average of 8.4% versus 7.4% nationally. In 1993, unemployment fell to 7.4% in New Jersey and 6.8% in the United States.

         In the first nine months of 1994, relative to the same period a year ago, job growth took place in services (3.5%) and construction (5.7%), more moderate growth took place in trade (1.9%), transportation and utilities (1.2%) and finance/insurance/real estate (1.4%), while manufacturing and government declined (by 1.5% and 0.1%, respectively). The net result was a 1.6% increase in average employment during the first nine months of 1994 compared to the first nine months of 1993.

         Just as New Jersey was hurt by the national recession, the State should benefit by national recovery a rising consumer and business spending generate increased factory orders, building activity and a flow of commerce without regard to State lines.

         Total construction contracts awarded in New Jersey increased by 8.6% in 1993 period compared with the same time period in 1992. Nonbuilding construction awards have been at high levels since 1991 due to substantial outlays for roads, bridges and other infrastructure projects, although as compared with 1992, 1993 figures show a decline in awards. In addition, new car and light truck registrations increased 12.7% in the State during the first five months in 1993.

         FINANCIAL CONDITION. The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor. Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. In addition, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 1993, the undesignated fund balances in the General Fund in which the largest part of the financial operations of the State is accounted for, were $937.4 million. Such balance was $688 million (unaudited) for the 1994 fiscal year and is estimated to be $148 million for the 1995 fiscal year. There have been positive undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

         There are 567 municipalities and 21 counties in New Jersey. During 1990, 1991 and 1992 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. The number of municipalities which exceeded statutory debt limits was five as of December 31, 1992. No municipality incurred a cash deficit greater than 4% of its tax levy for 1992. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         State supervision of school finance and of the fiscal operations and debt issuance practices of local financing authorities, autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges or levy taxes in their districts (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.), is similar to that of local governments. As of June 30, 1992, there were 202 locally created authorities with a total outstanding capital debt of $6.3 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, loans and mortgages payable by the authorities as of their respective fiscal years ended nearest to June 30, 1992.

         On July 12, 1994, the New Jersey Supreme Court ruled that the State's 1991 School funding law was unconstitutional. the Court gave the Legislature a deadline of 1997-1998 for the State to close the spending gap between school districts. It is not clear at this time what effect this judgment will have on State finances or school district budgets. It is expected that the Legislative will consider this issue in the 1995 session.

         For the fiscal year ended June 30, 1993, the undesignated fund balances in the General Fund in which the largest part of the financial operations of the State is accounted for, were $937.4 million. Such balance was $688 million (unaudited) for the 1994 fiscal year and is estimated to be $148 million for the 1995 fiscal year. There have been positive undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

         There are 567 municipalities and 21 counties in New Jersey. During 1990, 1991 and 1992 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. The number of municipalities which exceeded statutory debt limits was five as of December 31, 1992. No municipality incurred a cash deficit greater than 4% of its tax levy for 1992. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

         State supervision of school finance and of the fiscal operations and debt issuance practices of local financing authorities, autonomous public bodies created by counties or municipalities empowered to issue bonds, impose facility or service charges, or levy taxes in their districts (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.), is similar to that of local governments. As of June 30, 1992, there were 202 locally created authorities with a total outstanding capital debt of $6.3 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes, loans and mortgages payable by the author ended nearest to June 30, 1992.

         LITIGATION. On July 12, 1994, the New Jersey Supreme Court ruled that the State's 1991 School funding law was unconstitutional. The Court gave the Legislature a deadline of 1997-1998 for the State to close the spending gap between school districts. It is not clear at this time what effect this decision will have on State finances or school district budgets. It is expected that the Legislature will consider alternative financing mechanisms, including increases in the sales tax or income tax, a statewide property tax, or a combination of all three taxes in the 1995 Session. There are also a number of suits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have



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


that effect. Among them are suit challenging (a) the method by which the State Department of Human Services shares with county governments costs and costs recoveries for residents in State psychiatric hospitals and residential facilities for the developmentally disabled; (b) the allegedly low level of Medicaid payment rates set by the State for long-term care facilities in New Jersey; (c) the right of the State to retain certain amounts paid to the Spill Compensation Fund for uses that were subsequently pre-empted by federal law; (d) the automobile insurance reform act impact on various insurance firms; (e) the revaluation of public employee pension funds that has resulted in smaller contributions by public employers; (f) the deregulation of hospital rates in the State; and (g) the hospital rate-setting system and its application for meeting the cost of uncompensated care, for shifting Medicaid costs and for granting discounts to payors.

NEW YORK PORTFOLIO

         ECONOMIC OVERVIEW. The State is the third most populous state in the nation with over 18 million residents and has a per capita personal income of $24,623 which is 18.3% above the national average. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. During most of the 1980's the State's economic position improved in a manner consistent with that for the Northeast as a whole.

         During the recession of 1982-1983 the State's economy in most respects performed better than that of the nation. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. The unemployment rate in the State dipped below the national rate in the second half of 1981 and generally remained lower until 1991. In 1993, the state unemployment rate was 7.7%. During the past 10 years, total personal income in the State has risen slightly faster than the national average only in 1986 through 1989. Overall economic activity declined less than that of the nation as a whole during the 1982-83 recession. In the recent recession, however, the State, and the rest of the Northeast, has been more heavily impacted than the nation as a whole and has been slower in recovering. The national recession has been exacerbated in the State by a significant retrenchment in the financial services industry, cutbacks in defense spending and an overbuilt real estate market.

         The State has the second highest per capita state and local tax burden in the United States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of the State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance by State-related sources, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently more than 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation ("UDC") is empowered to issue, subject to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects.

         NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In the past the State's financial practices have required it to issue tax and revenue anticipation notes, with maturities of one year or less, each spring in amounts which, in recent years ranged from approximately $2.6 billion to approximately $4.1 billion. Such notes were issued primarily because the State of New York makes nearly one-half of its local assistance payments during the first quarter of its fiscal year but receives taxes and revenues at a more even rate throughout its fiscal year. In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of the next several years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. Through December 1994, the Corporation has issued its bonds to provide net proceeds of $3.856 billion. The Corporation has been authorized to issue its bonds to provide net proceeds of up to an additional $315 million during the State's 1994-95 fiscal year.

         STATE FINANCIAL PRACTICES: GAAP BASIS. Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         1994-95 FISCAL YEAR. The major uncertainties in the 1994-95 State Financial Plan continue to be those related to the economy and tax collections, and could produce either favorable or unfavorable variances during the balance of the year. While adjustments to the forecast have been made to reflect emerging relative weakness in the financial services industry, due in large part to currency and credit market volatility, it is possible that the weakness in that sector could precipitate further deterioration in State receipts. On the other hand, recent evidence suggests that the national economy may perform better than projected, with potentially short-term results on State receipts.

         The State issued its second quarterly update to the cash-basis 1994-95 State Financial Plan on October 28, 1994.

Revisions have been made to estimates of both receipts and disbursements, based on: updated economic forecasts for both the nation and the State, an analysis of actual receipts and disbursements through the first six months of the fiscal year, and an assessment of changing program requirements and cost savings initiatives. The update projects a year-end surplus of $14 million in the General Fund, with estimated receipts reduced by $267 million and estimated disbursements reduced by $281 million, compared to the State Financial Plan as initially formulated.

         The State has updated its forecast of national and State economic activity through the end of calendar year 1995. This national economic forecast is basically unchanged from that on which the initial formulation of the State Financial Plan was based. The State economic forecast is marginally weaker than that on which the initial formulation of the State Financial Plan was based. The forecast calls for employment to increase in 1994 and 1995. Employment growth will moderate in 1995 when the pace of national economic growth is projected to slacken and entire industries adjust to changing markets and the State's economy absorbs the full impact of these developments. Personal income is estimated to increase by 5.3% in 1994, and at a more moderate rate in 1995.

         Receipts through the first two quarters of the 1994- 95 fiscal year fell short of expectations by $132 million. These shortfalls were concentrated in the personal and business income taxes, where quarterly personal income, bank and insurance tax payments were lower than expected. Based on the revised economic outlook and actual receipts for the first six months of the 1994-95 fiscal year, projected General Fund receipts for the 1994-95 fiscal year have been reduced by $267 million. Estimates of the yield of the personal income tax were lowered by $334 million, primarily reflecting weak estimated tax collections through September and lower withholding collections due to reduced expectations for wage and salary growth - particularly securities industry bonuses - during the balance of the year. It has been estimated that, due to lower than expected tax revenues in the final months of 1994, the State of New York will finish its 1994-1995 fiscal year with a budget deficit of at least $300 million. The Governor has stated that tax revenues for the final period of 1994 were $430 million lower than projected in October, while spending was $110 million lower than expected.

         The State issued its first update to the GAAP-basis
Financial Plan for the State's 1994-95 fiscal year on September 1, 1994. The GAAP-basis update is based on the first



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


quarterly cash-basis update to the 1994-95 State Financial Plan completed in July. In the February 1994 projection, General Fund operation results over the 1993-94 and 1994-95 fiscal year projection period were anticipated to reduce the accumulated deficit by $256 million. The impact of the reported results for the State's 1993-94 fiscal year and the revised projection on the accumulated deficit is substantially the same. Combining the $914 million operating surplus for the State's 1993-94 fiscal year with the projected $690 million operating deficit for the 1994-95 fiscal year results in an anticipated $224 million reduction in the accumulated deficit.

         1993-94 FISCAL YEAR. The State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the state incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. First, the national recession and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the state recorded balanced budgets on a cash basis.

         The State ended its 1993-94 fiscal year on a cash basis with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts.

         The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. The State Division of the Budget believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

         During the 1993-94 fiscal year, the State also established and funded a Contingency Reserve Fund ("CRF") as a way to assist the State in financing the cost of litigation affecting the State. A year-end transfer of $36 million was made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund. The State completed its 1993-94 fiscal year on a GAAP basis with an accumulated surplus in its combined governmental funds of $370 million.

         STATE AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1993 there were 18 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

         Several Authorities have, in the past experienced financial difficulties. Certain authorities including, without limitation, the Metropolitan Transportation Authority (the "MTA") continue to experience financial difficulties, requiring financial assistance from the State. The MTA oversees the New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies.

         Over the past several years the State has enacted several taxes-including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax-that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987 State law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further in 1993, the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five- year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Programs or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

         NEW YORK CITY. The fiscal health of the State is also closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its



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


1981 through 1993 fiscal years show a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

         The Office of the State Deputy Comptroller for the City of New York ("OSDC"), and the New York State Financial Control Board (the "Control Board") issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the City's financial plan. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services.
Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures.

         The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for approval and is periodically updated. On October 25, 1994, the City published the Financial Plan for the 1995-1998 fiscal years, which is a proposed modification to a financial plan submitted to the Control Board on July 8, 1994 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York ("CUNY"). The City's July Financial Plan set forth proposed actions for the 1995 fiscal year to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which included City actions aggregating $1.9 billion, a $288 million increase in State actions over the 1994 and 1995 fiscal years, and a $200 million increase in Federal assistance. The 1995-1998

Financial Plan published on October 25, 1994 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the July Financial Plan and projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. For the 1995 fiscal year, the Financial Plan includes actions to offset an additional potential $1.1 billion budget gap.

         The gap closing measures for the 1995 fiscal year include additional proposed agency actions, additional expenditure reductions and greater than forecast miscellaneous revenues. The $851 million of agency actions proposed in the Financial Plan for the 1995 fiscal year, together with the $1.1 billion of agency actions proposed in the July Financial Plan, are substantial and may be difficult to implement. Agency actions proposed in the Financial Plan for the 1995 fiscal year include reduced expenditures for the Police Department, a reduction in the City's subsidy to the New York City Health and Hospitals Corporation, reduced allocations to BOE, expenditure reductions for the Human Resources Administration, expenditure reductions for the Department of Corrections, and a reduction in the City's subsidy to the MTA. The Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, legislation has been adopted by the State Legislature that would impose a maintenance of effort requirement on the level of funding required of the City for the BOE.

         There is currently much debate over the exact amount of the City's budget deficit. In the past few months, the official figure has been set at $1.1 billion (approximately 3% of the City's $31.6 billion budget). In response to the deficit, Mayor Giuliani in December 1994 imposed $800 million in spending cuts and has proposed to cut another 3% from the budgets of city agencies. Even taking these measures into account, however, it has been estimated that the City will still be left with a deficit of up to $700 million for the current fiscal year. In order to compensate for significantly lower than forecasted tax revenues, the City has announced its intention to refinance certain existing debt obligations. As a result of this announcement, Standard & Poor's has placed the general obligation bonds of the City on credit watch.

         The Financial Plan also sets forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close projected gaps of $1.0 billion, $1.5 billion and $2.0 billion for the 1996 through 1998 fiscal years, respectively, after successful implementation of the $1.1 billion gap-closing program for the 1995 fiscal year. The City's financial plans have been the subject of extensive public comment and criticism. On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. There can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential city services could adversely affect the City's economic base.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their first year of issuance. The City has issued $2.2 billion of short-term obligations in fiscal year 1995 to finance the City's current estimate of seasonal cash flow needs for the 1995 fiscal year. Seasonal financing requirements for the 1994 fiscal year increased to $1.75 billion from $1.4 billion in the 1993 fiscal year.

         OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1994-95 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in projections of State receipts and disbursements in the State's 1994-95 fiscal year.

CONNECTICUT PORTFOLIO

         1993-1994 AND 1994-1995 ADOPTED BUDGETS. The adopted budget was prepared in compliance with Public Act 91-3 of the June 1991 Special Session which required a biennial budget beginning in fiscal 1993-94. The biennial budget is a separate budget for each of the two fiscal years. The budget adopted by the General Assembly for fiscal year 1993-94 had actual General Fund expenditures of $7,894.5 million and General Fund revenues of $7,914.2 million. For fiscal 1994- 95, the adopted budget anticipates General Fund expenditures of $8,569.7 million and General Fund revenues of $8,590.4 million.

         On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures. To preclude shifting expenditures out of the General Fund to other funds, the spending cap applies to all appropriated funds combined. For fiscal 1993-94 and for fiscal 1994-95, permitted growth in capped expenditures is 5.82% and 4.49% respectively. The adopted budget is approximately $53.4 million below the cap in fiscal 1994-95.

         In order to promote economic stability and provide a positive business climate, several tax changes were adopted during the 1993 legislative session. Among the most significant changes were the changes to the Corporation Business Tax based on income--a four year gradual rate reduction was adopted reducing the tax to 11.25% beginning January 1, 1995; 11% beginning January 1, 1996; 10.5% beginning January 1, 1997 and 10% beginning January 1, 1998. Additionally, the Corporation Business Tax based on capital was eliminated for regulated investment companies and real estate investment trusts.

         1993-94 and 1994-1995 GENERAL FUND OPERATIONS. The budget adopted by the General Assembly for fiscal year 1993-94 had actual General Fund expenditures of $7,894.5 million and General Fund revenues of $7,914.2 million.

         Pursuant to Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and expenditures already made with estimated revenues to be collected and estimated expenditures to be made during the balance of the year. The Comptroller's final report for fiscal year 1994, issued September 1, 1994, reflected a surplus of $19.7 million.6

         BUDGET ADJUSTMENT 1994-95.  During the 1994 legislative
session, the General Assembly made several modifications to the budget originally adopted for fiscal year 1994-95.  The
adjustments to the budget now anticipate expenditures of $8,571.2
____________________

6. The Comptroller's monthly report of November 1, 1994 (for the three months ended September 30, 1994) reflected a surplus of $20.7 million.

million and revenues of $8,571.2 million and the budget is $53.4 million below the expenditure cap.

         The primary change from the originally adopted budget has been the incorporation into the General Fund of the formerly separate Uncompensated Care Pool which provides payments to hospitals for their unreimbursed client expenditures. Most other changes are the result of modifications made to the 1993-94 budget which roll-out into the ensuing fiscal year. The 1994-95 budget adjustment also anticipates the carry-forward of a $149.6 million surplus from the 1993-94 fiscal year to be used for debt service payments in the Economic Recovery Fund.

         ECONOMIC OVERVIEW. Connecticut is a mature and highly developed state located in proximity to significant centers of consumer and industrial activity. Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. Non-manufacturing employment has risen significantly. The rapid relative growth in the non- manufacturing sector as compared to the manufacturing sector is a trend that is in evidence nationwide and reflects the increased importance of the service industry. From 1970 to 1993, manufacturing employment in the State declined 33.5%, while non-manufacturing employment rose 63.3%, particularly in the service, trade and finance categories, resulting in an increase of 27.6% in total growth in non-agricultural establishment sectors.

         Manufacturing has traditionally been of prime economic importance to Connecticut. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. Defense-related business plays an important role in the Connecticut economy. In the past 10 years, Connecticut has ranked from sixth to twelfth among all states in total defense contract awards, receiving 2.5% of all such contracts in 1993. However, the Federal government has reduced the amount of defense-related spending and the future effect of such reductions cannot be predicted.

         The State derives approximately 70% of its revenues from taxes imposed by the State. Miscellaneous fees, receipts and transfers and Federal grants account for most of the other State revenues. The State finances its operations primarily through the General Fund which receives most tax and non-tax revenues of the State, with the exception of certain transportation-related taxes, fees and revenues.

         STATE INDEBTEDNESS. There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects. Five of these authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         The General Assembly has power to authorize the issuance of bonds of the State or to impose limited or contingent liabilities upon the State in such manner as it may deem appropriate and as may serve a public purpose.

         LITIGATION. The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

CALIFORNIA PORTFOLIO

         RECENT TRENDS IN STATE ECONOMIC CONDITIONS.
California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 1993 population of approximately 31 million represented more than 12.0% of the total United States population and total personal income in the State, at $683 million in 1993, accounted for 12.7% of all personal income in the nation. Total employment is approximately 14 million, the majority of which is in the service, trade and manufacturing sectors.

         Since the start of the 1990-91 fiscal year, the state has faced the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and continued through the end of 1993. The State's

Department of Finance has projected slow recovery from the recession beginning in 1994, although prerecession job levels are not expected to be reached until 1997.

         There is growing evidence, however, that California is showing signs of an economic upturn. Sectors which are contributing to the upturn include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is diminishing. These trends are expected to continue, and by next year, much of the restructuring in the finance and utilities industries should be nearly completed. It is expected that California's economic upturn should gain momentum during the next two years.

         Retail sales through the first eight months of 1994 increased 5.1% from the same period a year earlier. Employment growth continues to be tenuous with small monthly increases followed by small monthly decreases in the early month of 1994. Despite the Northridge earthquake, the housing forecast remains unchanged with building permits increasing slightly from recession lows. The expected rise in interest rates will likely offset any increase in housing.

         CONSTITUTIONAL LIMITS ON SENDING AND TAXES. Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal securities to pay interest and principal on municipal securities.

         ARTICLE XIII B. On November 6, 1979, California voters approved Proposition 4, which added Article XIII B to the California Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations
Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes" which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Debt service costs for certain bonds, and revenues derived from new taxes such as increased cigarette and tobacco taxes are expressly exempted from the Appropriations Limit. In addition, the Appropriations Limit may be exceeded in certain emergency situations.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services between units of government.

         As originally enacted in 1979, the State's
Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in the cost of living and population. Starting in the 1990-91 Fiscal Year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 limit, and applying the annual adjustments as if Proposition 111 had been in effect. This recalculation resulted in an increase of $1 billion to the State's Appropriations Limit in 1990-91.

         PROPOSITION 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111"), K-14 schools are guaranteed the greater of
(a) 34% (this amount is subject to a legal challenge) of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment (the "second test"), or (c) the amount appropriated in the prior year adjusted by changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor (the "third test"). If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding for a one-year period.

         AUTOMATIC BUDGET REDUCTION. Legislation was enacted in July 1990 providing for an automatic mechanism to control State expenditures. The Legislature may suspend the operation of this mechanism for any fiscal year; the mechanism was so suspended in the 1992-93 Budget Act, the 1993-94 Budget Act and the 1994-95 Budget Act.

         SEASONAL BORROWINGS OF THE STATE. As part of its cash management program, California regularly issues short- term obligations such as Revenue Anticipation Notes to meet cash flow needs during the course of a fiscal year. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget and reduction of available internal borrowable funds, have combined to significantly deplete the state's cash resources to pay its ongoing expenses. Since spring 1992, the state has depended upon repeated external borrowings, including borrowings extending into the subsequent fiscal year to meet its cash needs, including repayment of maturing Revenue Anticipation Notes and Revenue Anticipation Warrants. To meet its cash flow needs in the 1994-95 fiscal year, in July and August 1994 the state issued $4.0 billion of Revenue Anticipation Warrants which mature on April 25, 1996 and $3.0 billion of Revenue Anticipation Notes maturing on June 28, 1995.

         1993-94 FISCAL YEAR. The Governor's Budget introduced on January 8, 1993 disclosed that the continuing recession made further budget cuts necessary. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in State spending. The May revision of the Governor's Budget projected the State would have an accumulated deficit of about $2.75 billion by June 30, 1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Governor's Budget and May revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

         The 1993-94 Budget Act was predicated on General Fund revenues and transfers estimated at $40.6 billion, about $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration or repeal of three fiscal steps taken in 1991. Administration reports during the course of the 1993-94 fiscal year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher.

         During the 1993-94 fiscal year, the State implemented the Deficit Retirement Plan as part of the Budget Act in order to retire the existing deficit of $2.8 billion over two fiscal years. Under the Deficit Retirement Plan, the State issued $1.2 billion of Revenue Anticipation warrants in February 1994 that matured on December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original 1993-94 Budget Act assumptions, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion. Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion of Revenue Anticipation Warrants issued as part of the Deficit Retirement Plan, the State issued an additional $2.0 billion of Revenue Anticipation Warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

         On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck the Los Angeles metropolitan area, centered in the Northridge area of the City of Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion, but these estimates are still subject to change. The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to providing for the repair and replacement of State-owned facilities. The federal government will provide substantial earthquake assistance.

         1994-95 FISCAL YEAR. The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. The State has experienced recurring budget deficits and many program cuts and budgetary adjustments have already been made in the last three years. The Governor's Budget Proposal, as updated in May and June, 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996. The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over the 1993-94 fiscal year. The 1994-95 Budget Act assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and two-year warrants, which have been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 fiscal year. The Budget Adjustment Law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

         Administration reports during the course of the fiscal year indicate that revenues for the first four months of the fiscal year were 3.2% above the forecast. Pursuant to the Budget Adjustment Law, the State Controller issued a report on November 15, 1994 on the projected cash resources for the General Fund as of June 30, 1995 that indicated that the cash position of the General Fund would be $581 million better than was estimated in the July 1994 cash flow projections and therefore, no budget adjustment procedures will be invoked for the 1994-95 fiscal year.

         On December 6, 1994, after announcing that it had unrealized losses totaling $1.5 billion in its pooled investment fund, Orange County filed for protection under Chapter 9 of the United States Bankruptcy Code. Various cities and other municipalities as well as school districts, sewer agencies and other public entities within Orange County were invested in the pooled investment fund, along with Orange County itself. County officials currently estimate that the investment fund's total losses will be approximately $2.0 billion. Investment fund participants are currently experiencing difficulties meeting their operating and debt service requirements due, in part, to their limited access to funds. In addition, rating agencies have downgraded or placed on credit watch certain debt obligations of Orange County and of other participants in its investment fund. There can be no assurance that Orange County and the other investment fund participants will be able to meet scheduled payments of interest and principal on their respective short-term and long-term debt obligations.

         The foregoing summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest.

         LITIGATION. While at any given time, including the present, there are numerous civil actions pending against California which could, if determined adversely to California, affect California's expenditures and, in some cases, its revenues, the Attorney General of the State of California is currently of the opinion that no pending actions are likely to have a material adverse effect on California's ability to pay debt service on general obligation intermediate- and long-term debt as they become due.

         ADDITIONAL INFORMATION. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT FILED BY THE FUND WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933. COPIES OF THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REASONABLE CHARGE FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE COMMISSION'S OFFICES IN WASHINGTON, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                   OF INDEPENDENT ACCOUNTANTS
____________________________________________________________

ALLIANCE MONEY MARKET FUND

-GENERAL MUNICIPAL PORTFOLIO
-PRIME PORTFOLIO
-GOVERNMENT PORTFOLIO


ANNUAL REPORT
NOVEMBER 30, 1999


STATEMENT OF NET ASSETS
NOVEMBER 30, 1999      ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
          MUNICIPAL BONDS-98.5%
          ALABAMA-3.3%
          MONTGOMERY IDR
          (Norment Industries)
          Series 99 AMT VRDN
$  2,100  8/01/14 (b)                                   4.10%   $    2,100,000

          ALASKA-3.9%
          ALASKA IDA
          (Fairbanks Gold Mining, Inc.)
          Series 97 AMT VRDN
   2,500  5/01/09 (b)                                   3.95         2,500,000

          ARIZONA-5.2%
          PHOENIX CIVIC IMPROVEMENT AUTHORITY
          (Airport Improvements)
          Series 95 AMT VRDN
   1,000  6/01/20 (b)                                   3.90         1,000,000
          PHOENIX IDA
          (V.A.W. of America, Inc.)
          Series 97 AMT VRDN
   1,000  2/01/12 (b)                                   4.05         1,000,000
          PHOENIX IDA MFHR
          (Ventana Palms Apartments)
          Series 94 AMT VRDN
     310  2/01/24 (b)                                   4.00           310,000
          TUCSON AIRPORT AUTHORITY
          (Learjet, Inc.)
          Series 98A AMT VRDN
   1,000  10/01/28 (b)                                  4.05         1,000,000
                                                                --------------
                                                                     3,310,000

          DELAWARE-0.8%
          DELAWARE EDA
          (Delaware Clean Power)
          Series 97A AMT VRDN
     500  8/01/29 (b)                                   4.00           500,000

          DISTRICT OF
          COLUMBIA-1.6%
          DISTRICT OF COLUMBIA
          HFA SFMR
          (Mortgage Revenue, GNMA)
          Series 99B AMT
   1,000  6/15/00                                       3.30         1,000,000

          FLORIDA-2.9%
          HILLSBOROUGH COUNTY PCR
          (Tampa Electric Company)
          Series 93 AMT VRDN
     800  11/01/20 (b)                                  3.90           800,000
          ST. LUCIE COUNTY PCR SWDR
          (Florida Power and Light Company)
          Series 93 AMT VRDN
   1,050  1/01/27(b)                                    3.80         1,050,000
                                                                --------------
                                                                     1,850,000

          GEORGIA-6.9%
          RICHMOND COUNTY
          DEVELOPMENT AUTHORITY SWDR
          (Evergreen Nylon Recycling, Inc.)
          Series 98 AMT VRDN
   2,400  7/01/32 (b)                                   3.90         2,400,000
          SUMMERSVILLE IDA
          (Image Industries, Inc.)
          Series 97 AMT VRDN
   2,000  9/01/17 (b)                                   3.95         2,000,000
                                                                --------------
                                                                     4,400,000

          ILLINOIS-4.5%
          EAST MOLINE IDR
          (Elliott Aviation)
          Series 99 AMT VRDN
   1,200  12/01/19 (b)                                  4.10         1,200,000
          ILLINOIS HDA SFMR
          (Homeowner Mortgage Revenue)
          Series 99A-2 AMT PPB
     920  8/01/28 (b)                                   3.90           920,000
          ILLINOIS MFHR
          (Butterfield Creek Association)
          Series 99 AMT VRDN
     750  4/01/39 (b)                                   4.05           750,000
                                                                --------------
                                                                     2,870,000

          INDIANA-4.6%
          AUBURN EDA
          (R.J. Tower Corp.)
          Series 88 AMT VRDN
     380  9/01/00 (b)                                   4.05           380,000


2


                       ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
          GIBSON COUNTY IDR PCR
          (Toyota Motor Manufacturing)
          Series 98 AMT VRDN
$  1,500  1/01/28 (b)                                   3.90%   $    1,500,000
          INDIANA HEALTH FACILITY
          (Ascension Health)
          Series 99B VRDN
   1,000  11/15/39 (b)                                  3.80         1,000,000
                                                                --------------
                                                                     2,880,000

          KANSAS-5.0%
          COLWICH IDR
          (Epco Corbondioxide Products)
          Series 99 AMT VRDN
   1,985  8/01/14 (b)                                   4.10         1,985,000
          SPRING HILL IDR
          (Abrasive Engineering
          and Manufacturing Project)
          Series 96 AMT VRDN
   1,200  9/01/16 (b)                                   4.09         1,200,000
                                                                --------------
                                                                     3,185,000

          KENTUCKY-4.9%
          HOPKINSVILLE CITY IDR
          (American Precision Machinery)
          Series 90 AMT VRDN
     600  5/01/00 (b)                                   5.10           600,000
          LOUISVILLE & JEFFERSON COUNTY
          (Regional Airport Authority)
          Series 97A-1 AMT VRDN
   1,000  6/30/02 (b)                                   4.05         1,000,000
          WARSAW IDR
          (SDI Operation Partner)
          Series 88 AMT VRDN
   1,490  8/01/09 (b)                                   4.00         1,490,000
                                                                --------------
                                                                     3,090,000

          LOUISIANA-2.6%
          JEFFERSON PARISH SFMR
          Series 99B-2 AMT
     955  6/30/00                                       3.65           955,000
          LOUSIANA PUBLIC
          FACILITIES AUTHORITY
          (Hospital Equipment
          Finance Program)
          Series 85A AMT VRDN
     700  12/01/10 (b)                                  3.90           700,000
                                                                --------------
                                                                     1,655,000

          MAINE-1.5%
          MAINE FINANCE AUTHORITY
          ECONOMIC DEVELOPMENT REVENUE
          Series 88A-D AMT VRDN
      90  12/01/03 (b)                                  4.15            90,000
          Series 89L AMT VRDN
     135  6/01/05 (b)                                   4.15           135,000
          (Barber Foods, Inc.)
          Series 90B AMT VRDN
      65  12/01/06 (b)                                  4.15            65,000
          (Cornwall, McCann, Thurston)
          Series 88D-F AMT VRDN
     675  6/01/04 (b)                                   4.15           675,000
                                                                --------------
                                                                       965,000

          MARYLAND-1.5%
          MARYLAND STATE CDA
          (Housing and Community Development)
          Series 99G AMT
   1,000  8/30/00                                       3.65         1,000,000

          MISSISSIPPI-1.2%
          MISSISSIPPI HOME CORP. MFHR
          (Summer Park Apartments)
          Series 99D-2 AMT VRDN
     750  10/01/29 (b)                                  4.15           750,000

          MISSOURI-0.8%
          ST. LOUIS IDA
          (Hammert's Iron Works, Inc.)
          Series 99 AMT VRDN
     500  6/01/09 (b)                                   4.00           500,000

          MONTANA-1.6%
          MONTANA STATE BOARD
          OF INVESTMENTS PCR
          (Colstrip Project)
          Series 89A AMT PPB
   1,000  12/30/15 (b)                                  3.25         1,000,000


3


STATEMENT OF NET ASSETS
(CONTINUED)            ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
          NEVADA-3.8%
          CLARK COUNTY IDR
          (Airport System, Sub-lien)
          Series 99B-2 AMT PPB
$    600  7/01/29 (b)                                   3.75%   $      600,000
          CLARK COUNTY IDR
          (School District Bond)
          Series 99C FSA
   1,830  6/15/00                                       3.60         1,838,583
                                                                --------------
                                                                     2,438,583

          NEW HAMPSHIRE-1.6%
          NEW HAMPSHIRE IDA
          (SCI Manufacturing, Inc.)
          Series 89 AMT VRDN
   1,000  6/01/14 (b)                                   4.30         1,000,000

          NORTH CAROLINA-0.5%
          JOHNSTON COUNTY IDA
          (Mebane Packaging Corp.)
          Series 92 AMT VRDN
     300  6/01/03 (b)                                   4.00           300,000

          NORTH DAKOTA-1.6%
          NORTH DAKOTA HFA SFMR
          (Mortgage Revenue)
          Series 99E AMT
   1,000  9/29/00                                       3.80         1,000,000

          OHIO-1.6%
          OHIO AIR QUALITY
          DEVELOPMENT AUTHORITY PCR
          (JMG Funding Partnership)
          Series 94B AMT VRDN
   1,000  4/01/28 (b)                                   3.90         1,000,000

          OKLAHOMA-1.5%
          BROKEN ARROW EDA
          (Paragon Films, Inc.)
          Series 89 AMT VRDN
     970  8/01/04 (b)                                   4.22           970,000

          OREGON-1.6%
          OREGON EDA
          (Kyotaru Oregon Project)
          Series 89 AMT VRDN
   1,000  12/01/99 (b)                                  4.22         1,000,000

          RHODE ISLAND-1.7%
          RHODE ISLAND STUDENT
          LOAN REVENUE
          Series 95-1 AMT VRDN
   1,100  7/01/19 (b)                                   3.90         1,100,000

          SOUTH CAROLINA-3.3%
          BERKELEY COUNTY IDR
          (Nucor Corp.)
          Series 97 AMT VRDN
   2,100  4/01/30 (b)                                   3.95         2,100,000

          TENNESSEE-9.0%
          EDUCATIONAL FUNDING
          OF THE SOUTH
          (Student Funding Corp.)
          Series 87A-3 AMT VRDN
   1,200  12/01/17 (b)                                  3.80         1,200,000
          KNOX HEALTH EDUCATIONAL
          AND HOUSING FACILITY BOARD
          (THA Solutions Group,
          Inc. Project)
          Series 99 VRDN
   2,000  5/01/29 (b)                                   3.95         2,000,000
          STEWART COUNTY IDR
          (Standard Gypsum )
          Series 99A AMT VRDN
   2,500  5/01/34 (b)                                   3.95         2,500,000
                                                                --------------
                                                                     5,700,000

          TEXAS-4.1%
          GULF COAST IDA
          (Citgo Petroleum Corp.)
          Series 94 AMT VRDN
   1,600  4/01/26 (b)                                   3.90         1,600,000
          TEXAS STATE TRAN
          Series 99A
   1,000  8/31/00                                       3.71         1,005,743
                                                                --------------
                                                                     2,605,743

          VIRGINIA-1.9%
          KING GEORGE COUNTY
          ELECTRIC REVENUE IDA
          (Birchwood Power)
          Series 96A AMT VRDN
   1,200  4/01/26 (b)                                   3.90         1,200,000

          WASHINGTON-6.4%
          OLYMPIA EDA
          (Spring Air Northwest Project)
          Series 98 AMT VRDN
   1,300  11/01/23 (b)                                  4.05         1,300,000
          PIERCE COUNTY EDA
          (Truss Co.)
          Series 95 AMT VRDN
     500  1/01/20 (b)                                   4.05           500,000


4


                       ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Summerglen Apartment Project)
          AMT VRDN
$  1,250  11/01/25 (b)                                  4.10%   $    1,250,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Twin Ponds Apartment Project)
          Series 98A AMT VRDN
   1,000  2/01/28 (b)                                   3.95         1,000,000
                                                                --------------
                                                                     4,050,000

          WEST VIRGINIA-2.5%
          MARION COUNTY SWDR
          (Granttown Cogen Project)
          Series 92A AMT VRDN
   1,600  10/01/17 (b)                                  3.95         1,600,000

          WISCONSIN-4.6%
          FRANKLIN IDR
          (Nowakowski Inc. Project)
          Series 98 AMT VRDN
   1,510  12/01/18 (b)                                  4.10         1,510,000
          KENOSHA IDR
          (Leblanc Corp. Project)
          Series 98A AMT VRDN
   1,500  12/01/18 (b)                                  4.20         1,500,000
                                                                --------------
                                                                     3,010,000

          Total Municipal Bonds
          (amortized cost $62,629,326)                              62,629,326

          COMMERCIAL PAPER-3.1%
          COLORADO-2.4%
          DENVER AIRPORT REVENUE
          (System Subordinate
          Revenue Bond)
          Series 99A AMT VRDN
   1,500  3/09/00 (b)                                   3.70         1,500,000

          TEXAS-0.7%
          CALHOUN COUNTY PORT REVENUE
          (British Petroleum)
          Series 98 AMT
     500  1/26/00                                       3.65           500,000

          Total Commercial Paper
          (amortized cost $2,000,000)                                2,000,000

          TOTAL INVESTMENTS-101.6%
          (amortized cost $64,629,326)                              64,629,326
          Other assets less liabilities-1.6%                        (1,032,044)

          NET ASSETS-100%
          (offering and redemption price of
          $1.00 per share; 63,597,178 shares
          outstanding)                                          $   63,597,282


See Footnotes and Glossary of Terms on page 11.

See notes to financial statements.


5


STATEMENT OF NET ASSETS
NOVEMBER 30, 1999                  ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
          CERTIFICATES OF
          DEPOSIT-45.6%
          AMERICAN EXPRESS CENTURION BANK
$ 22,000  5.77%, 4/28/00 FRN                            5.77%   $   22,000,000
  22,000  5.80%, 5/04/00 FRN                            5.80        22,000,000
          ASSET SECURITIZATION CORP.
  15,000  5.53%, 2/15/00 FRN (c)                        5.53        15,000,000
          BANCO BILBAO VIZCAYA
  16,000  6.00%, 2/22/00                                6.00        16,000,000
          BARCLAYS BANK PLC.
  21,000  5.61%, 6/14/00                                5.66        20,994,594
          BAYERISCHE LANDESBANK
  10,000  5.12%, 3/21/00                                5.15         9,999,125
  20,000  5.64%, 3/30/00 FRN                            5.70        19,996,123
          BETA FINANCE, INC.
  22,000  5.91%, 7/31/00 FRN (c)                        5.91        22,000,000
          CANADIAN IMPERIAL BANK OF COMMERCE
  15,000  5.41%, 12/30/99                               5.41        15,000,000
          CENTAURI CORP. USA, INC.
  22,000  5.91%, 7/31/00 FRN (c)                        5.91        22,000,000
  22,000  6.31%, 8/25/00 FRN (c)                        6.31        22,000,000
          DEN DANSKE CORP.
  20,000  5.54%, 12/23/99                               5.54        20,000,000
          DEUTSCHE BANK
  10,000  5.11%, 2/22/00                                5.16         9,999,234
          DORADA FINANCE, INC.
  15,000  6.02%, 9/15/00 (c)                            6.02        15,000,000
          FOUR WINDS FUNDING
  25,000  5.74%, 2/17/00 FRN (c)                        5.74        25,000,000
          LANDESBANK HESSEN-THUERINGEN
  15,000  5.92%, 9/29/00                                5.98        14,992,859
          NATIONAL WESTMINSTER BANK
  32,000  5.63%, 4/17/00 FRN                            5.69        31,993,219
          RABO BANK N.Y.
   8,500  5.64%, 7/20/00                                5.90         8,483,596
          SIGMA FINANCE CORP.
  20,000  5.53%, 6/29/00 FRN (c)                        5.53        20,000,000
  20,000  5.64%, 6/30/00 FRN (c)                        5.64        20,000,000
          SOUTHTRUST BANK
  19,000  5.92%, 2/22/00                                5.92        19,000,000
          TORONTO DOMINION BANK
  12,000  5.30%, 3/06/00                                5.33        11,998,938
          UBS FINANCE (DELAWARE), INC.
  20,000  5.16%, 2/28/00                                5.19        19,998,591
  16,000  5.29%, 5/19/00                                5.34        15,996,417
          UNIBANK
  18,000  5.43%, 12/22/99                               5.42        18,000,102
          VARIABLE FUNDING CORP.
  15,000  5.53%, 3/15/00(c)                             5.53        15,000,000
          WACHOVIA BANK & TRUST CO.
  25,000  5.09%, 2/23/00                                5.13        24,998,059

          Total Certificates of Deposit
          (amortized cost $497,450,857)                            497,450,857

          COMMERCIAL PAPER-38.4%
          ALLSTATE CORP.
  13,000  3/14/00                                       5.75        12,784,056
          AMERICAN GENERAL CORP.
  13,000  2/29/00                                       5.90        12,808,250
          ASSOCIATES CORP. FIRST CAPITAL
  15,000  3/14/00                                       5.72        14,752,133
          AUSTRALIA NEW ZEALAND DELAWARE
  15,000  12/21/99                                      5.35        14,955,417
          BANK OF SCOTLAND
  15,000  12/15/99                                      5.35        14,968,792
          BANQUE CAISSE D'EPARGNE L'ETAT
  16,000  3/08/00                                       5.81        15,746,942
          CARIPLO
  16,000  3/01/00                                       5.93        15,762,800
          CDC CORP.
  15,000  12/30/99                                      5.32        14,935,717
          CLIPPER RECEIVABLES CORP.
  16,000  12/01/99 (c)                                  5.33        16,000,000
          CONCORD MINUTEMAN
          SERIES B
  16,100  12/01/99 (c)                                  5.80        16,100,000
          CREDIT SUISSE FIRST BOSTON, INC.
  22,000  2/07/00                                       5.93        22,000,000


6


                                   ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
          DELAWARE FUNDING CORP.
$ 16,000  12/15/99 (c)                                  5.43%   $   15,966,213
          ENTERPRISE FUNDING
  15,174  12/15/99 (c)                                  5.45        15,141,840
          GOLDEN FUNDING CO.
  10,175  2/28/00                                       5.60        10,024,071
   8,000  2/22/00                                       6.00         7,889,333
          HALIFAX PLC.
  15,000  12/23/99                                      5.35        14,950,958
          HENKEL CORP.
   2,000  12/01/99                                      5.51         2,000,000
          LLOYDS BANK PLC.
  15,000  12/20/99                                      5.35        14,957,646
          MARKET STREET FUNDING
  16,000  12/09/99 (c)                                  5.44        15,980,658
          ROYAL BANK OF CANADA
  16,000  12/29/99                                      5.42        15,932,551
          SBC COMMUNICATIONS, INC.
  20,000  12/06/99                                      5.75        19,984,028
          SNAP-ON, INC.
   7,000  12/09/99                                      5.50         6,991,444
          SOCIETE GENERALE
  15,000  12/28/99                                      5.35        14,939,869
          SVENSKA HANDLESBANKEN
  15,000  12/29/99                                      5.34        14,937,700
          THREE RIVERS FUNDING CORP.
   8,000  12/13/99 (c)                                  5.54         7,985,227
   8,241  12/15/99 (c)                                  5.54         8,223,245
          TRIPLE A FUNDING CORP.
   9,510  12/15/99 (c)                                  5.44         9,489,881
   6,500  12/01/99 (c)                                  5.52         6,500,000
          WALMART STORES, INC.
  16,000  12/15/99                                      5.57        15,965,342
          WELLS FARGO CORP.
  16,000  3/31/00                                       5.90        15,689,702
          WESTPAC CAPITAL CORP.
  15,000  3/08/00                                       5.76        14,764,800

          Total Commercial Paper
          (amortized cost $419,128,615)                            419,128,615

          U.S. GOVERNMENT
          AGENCIES-16.0%
          FEDERAL HOME LOAN BANK
  50,000  6.07%, 10/06/00 FRN                           6.14        49,971,029
          FEDERAL NATIONAL
          MORTGAGE ASSOCIATION
  15,000  6.05%, 10/05/00 FRN                           6.11        14,993,809
          STUDENT LOAN
          MARKETING ASSOCIATION
  30,000  6.06%, 2/04/00 FRN                            6.08        29,998,954
  30,000  6.06%, 10/04/00 FRN                           6.11        29,987,657
  50,000  6.06%, 10/12/00 FRN                           6.11        49,953,597

          Total U.S. Government Agencies
          (amortized cost $174,905,046)                            174,905,046

          TIME DEPOSIT-2.2%
          BANK OF MONTREAL
  16,000  5.38%, 12/01/99                               5.38        16,000,000
          WESTDEUTSCHE LANDESBANK
   8,000  5.72%, 12/01/99                               5.72         8,000,000

          Total Time Deposits
          (amortized cost $24,000,000)                              24,000,000

          TOTAL INVESTMENTS-102.2%
          (amortized cost $1,115,484,518)                        1,115,484,518
          Other assets less liabilities-( 2.2%)                    (24,913,841)

          NET ASSETS-100%
          (offering and redemption price of
          $1.00 per share; 1,090,569,778 shares
          outstanding)                                          $1,090,570,677


See Footnotes and Glossary of Terms on page 11.

See notes to financial statements.


7


STATEMENT OF NET ASSETS
NOVEMBER 30, 1999             ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY(A)                                  YIELD             VALUE
-------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES-62.7%
           FEDERAL HOME LOAN BANK-27.3%
 $ 1,750   5.00%, 2/10/00                               5.00%      $ 1,749,985
     340   4.95%, 2/17/00                               5.00           339,916
     500   4.95%, 2/18/00                               5.00           499,874
     430   5.03%, 2/25/00                               5.05           429,952
     250   5.02%, 3/03/00                               5.02           250,000
     800   5.05%, 3/03/00                               5.05           800,000
     500   5.14%, 3/17/00                               5.14           500,000
     600   5.10%, 3/03/00                               5.15           599,921
     900   5.10%, 5/17/00                               5.17           899,727
   1,000   5.16%, 3/08/00                               5.23           999,799
     900   5.15%, 5/19/00                               5.23           899,645
     900   5.42%, 6/14/00                               5.46           899,824
     390   5.48% 7/13/00                                5.58           389,770
   1,000   5.62%, 10/16/00 FRN                          5.63           999,105
     500   5.50%, 4/14/00                               5.66           499,577
     145   12/22/99                                     5.73           144,518
     300   3/29/00                                      5.74           294,467
     100   1/14/00                                      5.75            99,303
     200   1/25/00                                      5.76           198,258
     150   1/28/00                                      5.76           148,623
     500   5.26%, 5/26/00                               5.80           498,557
     384   2/23/00                                      5.83           378,848
     200   4/14/00                                      5.83           195,725
   1,000   5.88%, 10/19/00 FRN                          5.88         1,000,000
   3,000   5.88%, 7/28/00 FRN                           5.89         2,998,230
     100   1/12/00                                      6.05            99,300
     500   6.05%, 11/03/00                              6.05           499,968
   1,000   6.05%, 10/06/00 FRN                          6.06           999,586
   1,000   6.06%, 10/06/00 FRN                          6.14           999,421
     200   2/07/00                                      6.08           197,733
   1,000   6.08%, 3/15/00 FRN                           6.08         1,000,000
     240   3/01/00                                      6.10           236,360
                                                                    ----------
                                                                    20,745,992

           FEDERAL NATIONAL MORTGAGE ASSOCIATION-14.8%
     800   5.00%, 5/05/00 MTN                           5.10           799,604
     500   5.04%, 4/06/00 MTN                           5.15           499,869
     279   12/08/99                                     5.21           278,724
   1,000   12/02/99                                     5.30           999,854
   1,000   12/17/99                                     5.31           997,667
   1,000   12/10/99                                     5.33           998,685
     150   12/13/99                                     5.35           149,736
   2,000   5.67%, 7/17/00 FRN                           5.67         1,999,376
     398   2/25/00                                      5.68           392,723
     277   3/01/00                                      5.68           273,114
     500   5.10%, 5/19/00 MTN                           5.68           498,553
     500   3/10/00                                      5.70           492,305
   1,000   6.36%, 8/16/00                               5.75         1,004,100
     182   4/10/00                                      5.77           178,291
   1,000   5.12%, 5/12/00 MTN                           5.80           996,708
     239   8/11/00                                      5.89           229,388
     500   5.92%, 12/07/00 MTN                          6.11           499,060
                                                                    ----------
                                                                    11,287,757

           STUDENT LOAN MARKETING ASSOCIATION-11.8%
   1,000   6.00%, 2/14/00 FRN                           6.01           999,879
   1,000   6.02%, 3/16/00 FRN                           6.03           999,864
   1,000   6.03%, 11/17/00 FRN                          6.04           999,327
   1,000   6.05%, 2/04/00 FRN                           6.05           999,965
   3,000   6.05%, 8/10/00 FRN                           6.06         2,999,378
   1,000   6.05%, 10/12/00 FRN                          6.06           999,072
   1,000   6.05%, 11/15/00 FRN                          6.06           999,531
                                                                    ----------
                                                                     8,997,016

           FEDERAL HOME LOAN MORTGAGE CORP.-7.9%
   1,500   12/01/99                                     5.31         1,500,000
     261   1/20/00                                      5.35           259,111
   1,000   12/13/99                                     5.40           998,207
   1,000   12/17/99                                     5.41           997,609
     719   12/21/99                                     5.41           716,851
     400   3/02/00                                      5.67           394,337
     173   2/01/00                                      5.72           171,326
     379   3/09/00                                      5.72           373,215
     135   1/10/00                                      5.74           134,145
     109   2/10/00                                      5.77           107,775
     176   2/28/00                                      5.79           173,520
     210   8/04/00                                      5.89           201,787
                                                                    ----------
                                                                     6,027,883

           FEDERAL FARM CREDIT BANK-0.9%
     285   1/12/00                                      5.75           283,105
     130   1/18/00                                      5.75           129,012
     125   1/19/00                                      5.75           124,030
     154   3/03/00                                      5.84           151,712
                                                                    ----------
                                                                       687,859
           Total U.S. Government Agencies
           (amortized cost $47,746,507)                             47,746,507


8


                              ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________


PRINCIPAL
 AMOUNT
  (000)    SECURITY(A)                                 YIELD             VALUE
-------------------------------------------------------------------------------

           REPURCHASE AGREEMENTS-37.5%
           ABN AMRO SECURITIES, INC.
  $3,500   5.70%, dated 11/30/99
           due 12/01/99 in the
           amount of $3,500,554
           (cost $3,500,000;
           collateralized by $3,537,000
           FNMA; 5.73%, 9/22/00
           value $3,564,769)                            5.70%       $3,500,000
           BANK OF AMERICA
   1,000   5.30%, dated 11/09/99
           due 12/14/99 in the
           amount of $1,005,153
           (cost $1,000,000;
           collateralized by $1,225,000
           FNMA; 6.00%, 11/01/13
           value $1,052,097) (d)                        5.30         1,000,000
           BANK OF AMERICA
   1,500   5.30%, dated 11/09/99
           due 12/16/99 in the
           amount of $1,508,171
           (cost $1,500,000;
           collateralized by $1,825,000
           FNMA; 6.00%, 11/01/13
           value $1,568,602) (d)                        5.30         1,500,000
           BANK OF AMERICA
   1,000   5.50%, dated 11/17/99
           due 12/22/99 in the
           amount of $1,005,347
           (cost $1,000,000;
           collateralized by $1,125,000
           FNMA; 6.00%, 4/14/14
           value $1,024,833) (d)                        5.50         1,000,000
           BARCLAYS DEZOETE WEDD SECURITIES, INC.
   2,000   5.25%, dated 11/04/99
           due 12/06/99 in the
           amount of $2,009,333
           (cost $2,000,000;
           collateralized by $2,000,000
           FHLB; 5.05%, 2/25/00
           value $2,072,753) (d)                        5.25         2,000,000
           CHASE MANHATTAN BANK
  $2,000   5.48%, dated 11/17/99
           due 12/23/99 in the
           amount of $2,010,960
           (cost $2,000,000;
           collateralized by $3,275,000
           FHLMC; 5.754%, 5/01/34
           value $2,044,268) (d)                        5.48         2,000,000
           CREDIT SUISSE FIRST BOSTON, INC.
   2,000   5.27%, dated 11/05/99
           due 12/09/99 in the
           amount of $2,009,954
           (cost $2,000,000;
           collateralized by $2,479,000
           FNMA; 7.50%, 7/01/28
           value $2,038,212) (d)                        5.27         2,000,000
           DEUTSCHE MORGAN GRENFELL
   2,000   5.69%, dated 11/30/99
           due 12/01/99 in the
           amount of $2,000,316
           (cost $2,000,000;
           collateralized by $2,200,000
           FHLB; 5.48%, 1/08/09
           value $2,056,430)                            5.69         2,000,000
           GOLDMAN SACHS & COMPANY
   2,000   5.28%, dated 11/05/99
           due 12/07/99 in the
           amount of $2,009,387
           (cost $2,000,000;
           collateralized by $2,250,000
           FNMA; 6.00%, 2/01/29
           value $2,049,298) (d)                        5.28         2,000,000
           MORGAN STANLEY DEAN WITTER
   3,500   5.26%, dated 11/08/99
           due 12/08/99 in the
           amount of $ 3,515,342
           (cost $3,500,000;
           collateralized by $3,703,946
           FNMA; 6.50%, 1/01/29
           value $3,560,725) (d)                        5.26         3,500,000
           PAINE WEBBER, INC.
   1,000   5.50%, dated 11/18/99
           due 12/27/99 in the
           amount of $1,005,958
           (cost $1,000,000;
           collateralized by $1,061,442
           FNMA; 6.00%, 4/01/14
           value $1,021,627) (d)                        5.50         1,000,000


9


STATEMENT OF NET ASSETS
(CONTINUED)                   ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________


PRINCIPAL
 AMOUNT
  (000)    SECURITY(A)                                 YIELD             VALUE
-------------------------------------------------------------------------------

           PAINE WEBBER, INC.
  $1,000   5.50%, dated 11/18/99
           due 12/28/99 in the
           amount of $1,006,111
           (cost $1,000,000;
           collateralized by $1,019,422
           FHLMC; 7.00%, 1/01/11
           value $1,021,347) (d)                        5.50%      $ 1,000,000
           PARIBAS CORP.
   3,500   5.70%, dated 11/30/99
           due 12/01/99 in the
           amount of $ 3,500,554
           (cost $3,500,000;
           collateralized by $3,620,000
           FHLB; 4.875%, 1/22/02
           value $3,580,975)                            5.70         3,500,000
           PRUDENTIAL SECURITIES, INC.
   2,500   5.70%, dated 11/30/99
           due 12/01/99 in the
           amount of $2,500,396
           (cost $2,500,000;
           collateralized by $2,590,000
           FNMA; 7.00%, 11/01/14
           value $2,569,804)                            5.70         2,500,000

           Total Repurchase Agreements
           (amortized cost $28,500,000)                             28,500,000

           TOTAL INVESTMENTS-100.2%
           (amortized cost $76,246,507)                             76,246,507
           Other assets less liabilities-(0.2%)                       (176,228)

           NET ASSETS-100%
           (offering and redemption price of $1.00 per share;
           76,075,883 shares outstanding)                          $76,070,279


See Footnotes and Glossary of Terms on page 11.

See notes to financial statements.


10


                                                     ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

(a) All securities either mature or their interest rate changes in 397 days or less.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Period Put Bonds (PPB) are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

(c) Securities issued in reliance on section (4) 2 or Rule 144A of the Securities Act of 1933. Rule 144A Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined by the Adviser to be liquid pursuant to procedures adopted by the Trustees. At November 30, 1999, these securities amounted to $309,387,064 representing 28.4% of net assets in the Prime Portfolio.

(d)  Repurchase agreements which are terminable within 7 days.

     Glossary of Terms:

     AMT     Alternative Minimum Tax
     CDA     Community Development Authority
     EDA     Economic Development Authority
     FHLB    Federal Home Loan Bank
     FHLMC   Federal Home Loan Mortgage Corporation
     FNMA    Federal National Mortgage Association
     FRN     Floating Rate Note
     FSA     Financial Security Assurance, Inc.
     HDA     Housing Development Agency
     HFA     Housing Finance Agency/Authority
     IDA     Industrial Development Agency/Authority
     IDR     Industrial Development Revenue
     MFHR    Multi-Family Housing Revenue
     MTN     Medium Term Note
     PCR     Pollution Control Revenue
     SFMR    Single Family Mortgage Revenue
     SWDR    Solid Waste Disposal Revenue
     TRAN    Tax & Revenue Anticipation Note

     See notes to financial statements.


11


STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1999                         ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                      GENERAL
                                     MUNICIPAL         PRIME        GOVERNMENT
                                     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                     ---------       ---------       ---------
INVESTMENT INCOME
  Interest                          $1,973,365     $45,053,917      $3,032,992

EXPENSES
  Advisory fee (Note B)                290,244       4,296,718         293,573
  Distribution assistance (Note C)     261,220       3,867,047         264,216
  Custodian fees                        95,678         224,059         100,733
  Registration fees                     61,883         426,989          50,249
  Administrative fee (Note C)           29,024         429,671          29,357
  Printing                              18,748         140,586          12,985
  Organization                          14,600          14,965          14,600
  Audit and legal fees                   7,690          93,062           5,681
  Trustees' fees                         7,742           7,742           7,742
  Miscellaneous                          8,118          52,736           9,946
  Total expenses                       794,947       9,553,575         789,082
  Less: fee waiver and reimbursement  (214,459)       (960,139)       (201,936)
  Net expenses                         580,488       8,593,436         587,146
  Net investment income              1,392,877      36,460,481       2,445,846

REALIZED GAIN ON INVESTMENTS
  Net realized gain on investment
    transactions                            -0-          4,180             199

NET INCREASE IN NET ASSETS FROM
OPERATIONS                          $1,392,877     $36,464,661      $2,446,045

See notes to financial statements.


12


STATEMENTS OF CHANGES IN NET ASSETS                  ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                                  GENERAL
                                                 MUNICIPAL                        PRIME                     GOVERNMENT
                                                 PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                       --------------------------      --------------------------    -----------------------------
                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                       NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                                           1999            1998            1999            1998           1999             1998
                                       -----------    -------------   -------------    ------------   ------------    ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income              $ 1,392,877    $   3,628,070   $   36,460,481  $   147,275,473   $  2,445,846   $  5,891,478
  Net realized gain (loss)
    on investments
    transactions                              -0-           5,931            4,180           (3,281)           199         (5,803)
  Net increase in net
    assets from
    operations                         1,392,877        3,634,001       36,464,661      147,272,192      2,446,045      5,885,675

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
  Net investment income               (1,392,877)      (3,628,070)     (36,460,481)    (147,275,473)    (2,445,846)    (5,891,478)
  Net realized gain on
    investments                           (5,812)            (615)              -0-         (26,728)            -0-          (187)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (Note E)
  Net increase
    (decrease)                        19,262,396      (93,023,004)     408,101,387   (2,615,405,613)    33,884,576    (81,675,080)
  Total increase
    (decrease)                        19,256,584      (93,017,688)     408,105,567   (2,615,435,622)    33,884,775    (81,681,070)

NET ASSETS
  Beginning of year                   44,340,698      137,358,386      682,465,110    3,297,900,732     42,185,504    123,866,574
  End of year                        $63,597,282    $  44,340,698   $1,090,570,677  $   682,465,110   $ 76,070,279   $ 42,185,504


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999                                    ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Money Market Fund (the "Fund") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund currently offers three Portfolios: General Municipal Portfolio, Prime Portfolio and Government Portfolio (the "Portfolios"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. At the time of investment, such securities have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. VALUATION OF SECURITIES
Securities in which the Portfolios invest are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity. Certain illiquid securities containing unconditional par puts are also valued at amortized cost.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $74,000 for each of the Portfolios have been deferred and are being amortized on a straight-line basis through December, 2000.

3. TAXES
It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolios declare dividends daily and automatically reinvest such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended November 30, 1999 from the General Municipal Portfolio are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax (AMT).

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
Under the Advisory Agreement, each Portfolio pays the Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% of each Portfolio's average daily net assets. The Adviser has agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets. For the year ended November 30, 1999 for the General Municipal Portfolio, Prime Portfolio and Government Portfolio, the Adviser reimbursed $207,460, $931,743 and $200,052, respectively. The General Municipal, Prime and Government Portfolios do not compensate Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services or for out of pocket expenses.


14


                                                     ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT AND ADMINISTRATION AGREEMENT
Under the Distribution Services Agreement, which includes a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"), the Fund pays Alliance Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Adviser, a distribution fee at the annual rate of .45 of 1% of the average daily value of the Fund's net assets. The Plan provides that the Distributor will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolios. For the year ended November 30, 1999, the General Municipal Portfolio, Prime Portfolio and Government Portfolio, paid fees of $261,220, $3,867,047 and $264,216, respectively.

Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. For the year ended November 30, 1999, the General Municipal Portfolio incurred fees of $29,024 of which $6,999 were waived, the Prime Portfolio incurred fees of $429,671 of which $28,396 were waived and the Government Portfolio incurred fees of $29,357 of which $1,884 were waived.


NOTE D: INVESTMENT TRANSACTIONS
At November 30, 1999, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes. At November 30, 1999, the Government Portfolio had a capital loss carryforward of $5,604 expiring in the year 2007.


NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At November 30, 1999, capital paid-in aggregated $63,597,178, $1,090,569,778 and $76,075,883 for the General Municipal Portfolio, Prime Portfolio and Government Portfolio, respectively. Transactions, all at $1.00 per share, were as follows:


                                                  GENERAL
                                                 MUNICIPAL                        PRIME                     GOVERNMENT
                                                 PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                       --------------------------      --------------------------    -----------------------------
                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                       NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                                          1999            1998            1999            1998           1999             1998
                                       -----------    -------------   -------------    ------------   ------------    ------------
Shares sold                         171,640,243       567,543,637    1,240,264,656   15,983,075,639     93,325,987    518,447,921
Shares issued on
  reinvestments of dividends          1,398,689         3,628,685       36,460,481      147,302,201      2,445,846      5,891,665
Shares redeemed                    (153,776,536)     (664,195,326)    (868,623,750) (18,745,783,453)   (61,887,257)  (606,014,666)
Net increase (decrease)              19,262,396       (93,023,004)     408,101,387   (2,615,405,613)    33,884,576    (81,675,080)


15


FINANCIAL HIGHLIGHTS                                 ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                                         GENERAL MUNICIPAL PORTFOLIO
                                            ----------------------------------------------------
                                                                                    DECEMBER 13,
                                                                                      1995(A)
                                                     YEAR ENDED NOVEMBER 30,            TO
                                            -------------------------------------   NOVEMBER 30,
                                                1999         1998         1997         1996
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .024         .027         .029         .027

LESS: DIVIDENDS
Dividends from net investment income           (.024)       (.027)       (.029)       (.027)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return
  based on net asset value (c)                  2.42%        2.76%        2.92%        2.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $64          $44         $137         $123
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.00%        1.00%        1.00%        1.00%(d)
  Expenses, before waivers and
    reimbursements                              1.37%        1.17%        1.21%        1.39%(d)
  Net investment income (b)                     2.40%        2.74%        2.87%        2.76%(d)



See footnote summary on page 18.


16

                                                     ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                                               PRIME PORTFOLIO
                                            ----------------------------------------------------
                                                                                    DECEMBER 29,
                                                                                       1995(A)
                                                     YEAR ENDED NOVEMBER 30,             TO
                                            -------------------------------------   NOVEMBER 30,
                                                1999         1998         1997         1996
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .042         .047         .046         .041

LESS: DIVIDENDS
Dividends from net investment income           (.042)       (.047)       (.046)       (.041)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           4.31%        4.77%        4.75%        4.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,091         $682       $3,298       $2,772
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.00%        1.00%        1.00%        1.00%(d)
  Expenses, before waivers and
    reimbursements                              1.11%        1.06%        1.06%        1.23%(d)
  Net investment income (b)                     4.24%        4.69%        4.65%        4.50%(d)


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                     ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                                            GOVERNMENT PORTFOLIO
                                            ----------------------------------------------------
                                                                                    DECEMBER 29,
                                                                                      1995(A)
                                                    YEAR ENDED NOVEMBER 30,             TO
                                            ------------------------------------    NOVEMBER 30,
                                                1999         1998         1997         1996
                                            -----------  -----------  -----------  -------------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                       .041         .046         .045         .041

LESS: DIVIDENDS
Dividends from net investment income           (.041)       (.046)       (.045)       (.041)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           4.23%        4.67%        4.64%        4.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $76          $42         $124         $100
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.00%        1.00%        1.00%        1.00%(d)
  Expenses, before waivers and
    reimbursements                              1.34%        1.14%        1.25%        1.42%(d)
  Net investment income (b)                     4.17%        4.60%        4.54%        4.45%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


18


REPORT OF INDEPENDENT ACCOUNTANTS                    ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

TO THE TRUSTEES AND SHAREHOLDERS OF
ALLIANCE MONEY MARKET FUND

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Money Market Fund - General Municipal, Prime and Government Portfolios (the "Fund") at November 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended November 30, 1998, including the financial highlights for each of the periods prior to November 30, 1999, were audited by other independent accountants whose report dated December 18, 1998 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
New York, New York
December 23, 1999


19


CHANGE IN INDEPENDENT ACCOUNTANT                     ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through August 21, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 25, 1999, the Fund, with the approval of its Trustees and its Audit Committee, engaged PwC as its independent auditors.


20

_______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

         MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                             PART C
                        OTHER INFORMATION

ITEM 23. Exhibits

         (a)  Restated and Amended Declaration of Trust of the
Registrant dated February 22, 1995 - Incorporated by reference to
Exhibit No. 1 to Pre-Effective Amendment No. 1 of the
Registrant's Registration Statement on Form N-1A (File Nos. 33-
85850 and 811-08838) filed with the Securities Exchange
Commission on March 17, 1995.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (c)  Not applicable.

         (d)  Advisory Agreement between the Registrant and
Alliance Capital Management L.P. - Incorporated by reference to
Exhibit No. 5 to Post-Effective Amendment No. 3 of the
Registrant's Registration Statement on Form N-1A (File Nos. 33-
85850 and 811-08838) filed with the Securities Exchange
Commission on March 31, 1998.

         (e) Amended Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (f)  Not applicable.

         (g) Custodian Contract between the Registrant and The Bank of New York - Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (h) (1) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on filed March 31, 1998.

              (2)  Administration Agreement between the
Registrant and ADP Financial Information Services, Inc. - Incorporated by reference to Exhibit No. 9(b) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

              (3)  Fund Accounting Agreement between the
Registrant and The Bank of New York - Incorporated by reference to Exhibit No. 9(c) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

              (4) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 4 of the Registrant's Registration Statement on form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities and Exchange Commission on January 28, 1999.

         (i)  (1)  Opinion and Consent of Seward & Kissel LLP -
Filed herewith.

              (2) Opinion and Consent of Sullivan & Worcester - Incorporated by reference to Exhibit No. 10(b) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (j) (1) Consent of Independent Auditors - Filed herewith.

              (2) Consent of Independent Accountants - Filed herewith.

         (k)  Not applicable.

         (l) Investment Representation Letter of Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n)  Financial Data Schedule - Filed herewith.

         Other Exhibits: Powers of Attorney of Richard S. Borisoff, John D. Carifa, Jeffrey M. Cole, Richard J. Daly, William H. Foulk, Jr., Arthur S. Kranseler, Robert A. Lewis, Clifford L. Michel, Peter Quick, William Rhoads III, Richard R. Stumm and Ronald M. Whitehill - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.


ITEM 24. Persons Controlled by or Under Common Control with
Registrant.

         None.


ITEM 25. Indemnification

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent from of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


ITEM 27.  Principal Underwriters.


    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

    AFD Exchange Reserves
    Alliance All-Asia Investment Fund, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
    Alliance Capital Reserves
    Alliance Disciplined Value Fund, Inc.
    Alliance Global Dollar Government Fund, Inc.
    Alliance Global Environment Fund, Inc.
    Alliance Global Small Cap Fund, Inc.
    Alliance Global Strategic Income Trust, Inc.
    Alliance Government Reserves
    Alliance Greater China '97 Fund, Inc.
    Alliance Growth and Income Fund, Inc.
    Alliance Health Care Fund, Inc.
    Alliance High Yield Fund, Inc.
    Alliance Institutional Funds, Inc.
    Alliance Institutional Reserves, Inc.
    Alliance International Fund
    Alliance International Premier Growth Fund, Inc.
    Alliance Limited Maturity Government Fund, Inc.
    Alliance Money Market Fund
    Alliance Mortgage Securities Income Fund, Inc.

    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.
    Alliance Municipal Income Fund II
    Alliance Municipal Trust
    Alliance New Europe Fund, Inc.
    Alliance North American Government Income Trust, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Real Estate Investment Fund, Inc.
    Alliance Select Investor Series, Inc.
    Alliance Technology Fund, Inc.
    Alliance Utility Income Fund, Inc.
    Alliance Variable Products Series Fund, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    The Alliance Fund, Inc.
    The Alliance Portfolios


    (b)  The following are the Directors and Officers of Alliance
Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Emilie Wrapp                Senior Vice President and
                            Assistant General Counsel

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

Stephen P. Wood             Vice President

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William D. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

Mark R. Manley              Assistant Secretary


         (c)       Not applicable.


ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of The Bank of New York, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 29. Management Services.

         Not applicable.


ITEM 30. Undertakings.

         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of March, 2000.

                                  ALLIANCE MONEY MARKET FUND


                                  by /s/  Ronald M. Whitehill
                                     ____________________________
                                          Ronald M. Whitehill
                                              President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                   Title                   Date

1)  Principal
    Executive Officer

    /s/Ronald M. Whitehill         President               March 24, 2000
    ______________________
       Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/Mark D. Gersten             Treasurer and Chief     March 24, 2000
    ______________________         Financial Officer
       Mark D. Gersten

3)  All of the Trustees

    Richard S. Borisoff            Robert A. Lewis
    John D. Carifa                 Clifford L. Michel
    Jeffrey M. Cole
    Richard J. Daly                William L. Rhoads III
    William H. Foulk, Jr.          Richard R. Stumm
    Arthur S. Kranseler            Ronald M. Whitehill

    by /s/Edmund P. Bergan, Jr.              March 24, 2000
    ___________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits

                                                        Page
(i)(1)   Opinion and Consent of Seward & Kissel LLP
(j)(1)   Consent of Independent Auditors
(j)(2)   Consent of Independent Accountants
(n)      Financial Data Schedule












































                               17
00250217.A05